Exhibit No. 99

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-J
$1,256,518,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
3-A-1 and 4-A-1

(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

Bank of America(R) [LOGO](SM)

October 15, 2003

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                   To Roll(1)
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
                                                                     Est.    Est. Prin.       Expected                  Expected
                            Approx.                                   WAL      Window     Maturity to Roll   Delay       Ratings
         Class              Size (2)     Interest - Principal Type   (yrs)     (mos)          @ 20 CPR       Days    (Fitch/Moody's)
 Offered Certificates
         1-A-1            $142,672,000   Variable - Pass-thru (3)     2.09     1 - 35         09/25/06          24      AAA /Aaa
         1-A-2             142,672,000   Variable - Pass-thru (3)     2.09     1 - 35         09/25/06          24      AAA /Aaa
         2-A-1             225,000,000   Variable - Pass-thru (4)     2.89     1 - 59         09/25/08          24      AAA /Aaa
         2-A-2             225,000,000   Variable - Pass-thru (4)     2.89     1 - 59         09/25/08          24      AAA /Aaa
         2-A-3              47,596,000   Variable - Sequential (5)    0.50     1 - 12         10/25/04           0      AAA /Aaa
         2-A-4              21,440,000   Variable - Sequential (5)    1.25    12 - 18         04/25/05           0      AAA /Aaa
         2-A-5              35,360,000   Variable - Sequential (5)    2.00    18 - 30         04/25/06          24      AAA /Aaa
         2-A-6              26,971,000   Variable - Sequential (5)    3.00    30 - 42         04/25/07          24      AAA /Aaa
         2-A-7              27,165,000   Variable - Sequential (4)    4.17    42 - 59         09/25/08          24      AAA /Aaa
         2-A-8              70,403,000   Variable - Sequential (4)    4.91    59 - 59         09/25/08          24      AAA /Aaa
         3-A-1              80,371,000   Variable - Pass-thru (6)     2.88     1 - 56         06/25/08          24      AAA /Aaa
         4-A-1             211,868,000   Variable - Pass-thru (7)     3.34     1 - 83         09/25/10          24      AAA /Aaa

 Not Offered Hereunder
          B-1               16,152,000                                                                                    AA/NR
          B-2                7,753,000                                                                                    A/NR
          B-3                5,168,000                                                                                   BBB/NR
          B-4                1,938,000                                                                                    BB/NR
          B-5                1,938,000                                                                                    B/NR
          B-6                2,584,620                                                                                    NR/NR
          SES                 TBD            Interest Only (8)                                                            N.A.
        2-A-8IO               TBD          Fixed / Interest Only                                                          N.A.
        2-A-IO                TBD        Variable / Interest Only                                                         N.A.
         1-IO                 TBD          Fixed -Interest Only                                                           N.A.
         2-IO                 TBD          Fixed -Interest Only                                                           N.A.
         3-IO                 TBD          Fixed -Interest Only                                                           N.A.
         4-IO                 TBD          Fixed -Interest Only                                                           N.A.

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2006, September 2008, June 2008 and September 2010, respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and the 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and (2)[ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-3, 2-A-4, 2-A-5, and 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to July 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2, Group 3 and Group 4 at a rate equal to [0.200]% per annum.

                                   To Maturity
--------------------------------------------------------------------------------

                                                                     Est.    Est. Prin.       Expected                  Expected
                            Approx.                                   WAL      Window          Final         Delay       Ratings
         Class              Size (1)     Interest - Principal Type   (yrs)     (mos)        Maturity(2)      Days    (Fitch/Moody's)
 Offered Certificates
         1-A-1            $142,672,000   Variable - Pass-thru (3)     4.01    1 - 360         10/25/33          24      AAA /Aaa
         1-A-2             142,672,000   Variable - Pass-thru (3)     4.01    1 - 360         10/25/33          24      AAA /Aaa
         2-A-1             225,000,000   Variable - Pass-thru (4)     4.08    1 - 360         10/25/33          24      AAA /Aaa
         2-A-2             225,000,000   Variable - Pass-thru (4)     4.08    1 - 360         10/25/33          24      AAA /Aaa
         2-A-3              47,596,000   Variable - Sequential (5)    0.50    1 - 360         10/25/33           0      AAA /Aaa
         2-A-4              21,440,000   Variable - Sequential (5)    1.25    1 - 360         10/25/33           0      AAA /Aaa
         2-A-5              35,360,000   Variable - Sequential (5)    2.00    1 - 360         10/25/33          24      AAA /Aaa
         2-A-6              26,971,000   Variable - Sequential (5)    3.00    1 - 360         10/25/33          24      AAA /Aaa
         2-A-7              27,165,000   Variable - Sequential (4)    4.17    1 - 360         10/25/33          24      AAA /Aaa
         2-A-8              70,403,000   Variable - Sequential (4)    8.79    1 - 360         10/25/33          24      AAA /Aaa
         3-A-1              80,371,000   Variable - Pass-thru (6)     4.23    1 - 360         10/25/33          24      AAA /Aaa
         4-A-1             211,868,000   Variable - Pass-thru (7)     4.04    1 - 360         10/25/33          24      AAA /Aaa

(1)   Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and the 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and (2)[ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-3, 2-A-4, 2-A-5, and 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to July 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                        Banc of America Mortgage Securities, Inc.
                                    Mortgage Pass-Through Certificates, Series
                                    2003-J

Lead Manager (Book Runner):         Banc of America Securities LLC

Co-Managers:                        Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                Bank of America, N.A.

Trustee:                            Wells Fargo Bank Minnesota, N.A.

Transaction Size:                   $1,292,051,721

Securities Offered:                 $142,672,000 Class 1-A-1 Certificates
                                    $142,672,000 Class 1-A-2 Certificates
                                    $225,000,000 Class 2-A-1 Certificates
                                    $225,000,000 Class 2-A-2 Certificates
                                    $47,596,000 Class 2-A-3 Certificates
                                    $21,440,000 Class 2-A-4 Certificates
                                    $35,360,000 Class 2-A-5 Certificates
                                    $26,971,000 Class 2-A-6 Certificates
                                    $27,165,000 Class 2-A-7 Certificates
                                    $70,403,000 Class 2-A-8 Certificates
                                    $80,371,000 Class 3-A-1 Certificates
                                    $211,868,000 Class 4-A-1 Certificates

Group 1 Collateral:                 3/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                 5/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.60% of the Group 2
                                    Mortgage Loans require only payments of
                                    interest until the month following the first rate adjustment date.

Group 3 Collateral:                 5/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. All of the Group 3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:                 7/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                    Moody's Investor Service, Inc. and Fitch
                                    Ratings (Class A Certificates) and Fitch
                                    Ratings (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:              Week of October 14, 2003

Expected Closing Date:              October 27, 2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Distribution Date:                  25th of each month, or the next succeeding
                                    business day
                                    (First Payment Date: November 25, 2003)

Cut-Off Date:                       October 1, 2003

Class A Certificates:               Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3,
                                    2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-8IO,
                                    2-A-IO, 3-A-1 and 4-A-1 Certificates (the
                                    "Class A Certificates"). The Class 2-A-8IO and Class 2-A-IO Certificates are not offered hereunder.

Subordinate Certificates:           Class B-1, B-2, B-3, B-4, B-5, and B-6
                                    Certificates (the "Class B Certificates").
                                    The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:             Class 1-A-1, 1-A-2

Group 2-A Certificates:             Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                    2-A-6, 2-A-7, 2-A-8, 2-A-8IO and 2-A-IO

Group 3-A Certificates:             Class 3-A-1

Group 3-A Certificates:             Class 4-A-1

Day Count:                          30/360

Group 1, Group 2, Group 3 and
Group 4 Prepayment Speed:           20% CPR

Clearing:                           DTC, Clearstream and Euroclear

Denominations:                       Original
                                    Certificate     Minimum       Incremental
                                       Form      Denominations   Denominations
                                    -----------  --------------  --------------

Class 1-A, 2-A, 3-A and 4-A
   Offered Certificates             Book Entry           $1,000              $1

SMMEA Eligibility:                  The Class A Certificates and the Class B-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                  All of the Offered Certificates are expected
                                    to be ERISA eligible.

Tax Structure:                      REMIC

Optional Clean-up Call:             Any Distribution Date on or after which the
                                    Aggregate Principal Balance of the Mortgage
                                    Loans declines to 10% or less of the
                                    Aggregate Principal Balance as of the
                                    Cut-Off Date ("Cut-Off Date Pool Principal
                                    Balance").

Principal Distribution:             Principal will be allocated to the
                                    certificates according to the Priority of
                                    Distributions: The Group 1 Senior Principal
                                    Distribution Amount will generally be
                                    allocated to the Group 1-A Certificates
                                    pro-rata until their class balances have been reduced to zero. The Group 2 Senior
                                    Principal Distribution Amount will generally be allocated to the Group 2-A Certificates as follows: concurrently, approximately [ ]% to the Class 2-A-1 and 2-A-2 Certificates pro-rata until their class balances have been reduced to zero and approximately [ ]% sequentially to the Class 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7 and 2-A-8 Certificates, in that order, until their class balances have been reduced to zero. The Group 3
                                    Senior Principal Distribution Amount will generally be allocated to the Group 3-A
                                    Certificates pro-rata until their class
                                    balances have been reduced to zero. The
                                    Group 4 Senior Principal Distribution Amount will generally be allocated to the Group 4-A
                                    Certificates pro-rata until their class
                                    balances have been reduced to zero. The
                                    Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                   Interest will accrue the Class 1-A-1, 1-A-2,
                                    2-A-1, 2-A-2, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
                                    3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                                    Interest Accrual Period"). The initial
                                    Regular Interest Accrual Period will be
                                    deemed to have commenced on October 1, 2003.
                                    Interest will accrue on the Class 2-A-3 and 2-A-4 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (a "Class 2-A-3
                                    Interest Accrual Period" and "Class 2-A-4
                                    Interest Accrual Period", respectively, and together with a Regular Interest Accrual
                                    Period, an "Interest Accrual Period"). The initial Class 2-A-3 and 2-A-4 Interest
                                    Accrual Period will be deemed to have
                                    commenced on October 25, 2003. Interest
                                    which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                    Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:                 The Administrative Fees with respect to the
                                    Trust are payable out of the interest
                                    payments received on each Mortgage Loan. The
                                    "Administrative Fees" consist of (a)
                                    servicing compensation payable to the
                                    Servicer in respect of its servicing
                                    activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative
                                    Fees will accrue on the Stated Principal
                                    Balance of each Mortgage Loan at a rate (the
                                    "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee
                                    Rate will be [0.002%] per annum. The
                                    Servicing Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:              The aggregate servicing compensation payable
                                    to the Servicer for any month and the
                                    interest payable on the Class SES
                                    Certificates will in the aggregate be
                                    reduced by an amount equal to the lesser of
                                    (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:         As to any Mortgage Loan and Distribution
                                    Date, the excess of its mortgage interest rate over the sum of (i) the Administrative
                                    Fee Rate and (ii) the pass-through rate of the Class SES Component in the related
                                    Group.

Pool Distribution Amount:           The Pool Distribution Amount for each Loan
                                    Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                    Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                    Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                                    Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                                    Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                    Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                    Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                  The Senior Percentage for a Loan Group on
                                    any Distribution Date will equal, (i) the aggregate principal balance of the Class A
                                    Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:             The Subordinate Percentage for a Loan Group
                                    for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                    Group for such date.

Subordinate Prepayment
Percentage:                         The Subordinate Prepayment Percentage for a
                                    Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment
                                    Percentage for such Loan Group for such
                                    date.

Group 1, Group 2, Group 3 and
Group 4 Senior Prepayment
Percentage:                         For the following Distribution Dates, will
                                    be as follows:

                                                                  Senior
                                         Distribution           Prepayment
                                             Date               Percentage
                                    ---------------------   --------------------

                                    November 2003 through  100%;
                                    October 2010

                                    November 2010 through   the applicable
                                    October 2011            Senior Percentage
                                                            plus, 70% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2011 through   the applicable
                                    October 2012            Senior Percentage
                                                            plus, 60% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2012 through   the applicable
                                    October 2013            Senior Percentage
                                                            plus, 40% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2013 through   the applicable
                                    October 2014            Senior Percentage
                                                            plus, 20% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2014 and       the applicable
                                    thereafter              Senior Percentage;

                                    provided, however,

                                    (i)   if on any Distribution Date the
                                          percentage equal to (x) the sum of the
                                          class balances of the Class A
                                          Certificates all the Loan Groups
                                          divided by (y) the aggregate Pool
                                          Principal Balance of all the Loan
                                          Groups (such percentage, the "Total
                                          Senior Percentage") exceeds such
                                          percentage calculated as of the
                                          Closing Date, then the Senior
                                          Prepayment Percentage for all Groups
                                          for such Distribution Date will equal
                                          100%,

                                    (ii)  if for each Group of Certificates on
                                          any Distribution Date prior to the
                                          November 2006 Distribution Date, prior
                                          to giving effect to any distributions,
                                          the percentage equal to the aggregate
                                          class balance of the Subordinate
                                          Certificates divided by the aggregate
                                          Pool Principal Balance of all the Loan
                                          Groups (the "Aggregate Subordinate
                                          Percentage") is greater than or equal
                                          to twice such percentage calculated as
                                          of the Closing Date, then the Senior
                                          Prepayment Percentage for each Group
                                          for that Distribution Date will equal
                                          the applicable Senior Percentage for
                                          each Group plus 50% of the Subordinate
                                          Percentage for each Group, and

                                    (iii) if for each Group of Certificates on
                                          or after the November 2006
                                          Distribution Date, prior to giving
                                          effect to any distributions, the
                                          Aggregate Subordinate Percentage is
                                          greater than or equal to twice such
                                          percentage calculated as of the
                                          Closing Date, then the Senior
                                          Prepayment Percentage for each Group
                                          for that Distribution Date will equal
                                          the Senior Percentage for each Group.

Principal Amount:                   The Principal Amount for any Distribution
                                    Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly
                                    Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                    Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                    Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage
                                    Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                    Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution
Amount: The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal
Distribution Amount:                The Subordinate Principal Distribution
                                    Amount for a Loan Group for any Distribution
                                    Date will equal the sum of (i) the
                                    Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and
                                    (d) of the definition of "Principal Amount" for such Loan Group and such Distribution
                                    Date and (ii) the Subordinate Prepayment
                                    Percentage for such Loan Group of the
                                    amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

                                 Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                      -------------------------------------

                        |            Class A          ^
                        |    Credit Support (2.75%)   |
                        |                             |
                        |           Class B-1         |
                        |    Credit Support (1.50%)   |
                        |                             |
                        |           Class B-2         |
                        |    Credit Support (0.90%)   |
                        |                             |
                        |           Class B-3         |  Order of
            Payment     |    Credit Support (0.50%)   |    Loss
          Priority of   |                             | Allocation
                        |           Class B-4         |
                        |    Credit Support (0.35%)   |
                        |                             |
                        |           Class B-5         |
                        |    Credit Support (0.20%)   |
                        |                             |
                        |           Class B-6         |
                        v    Credit Support (0.00%)   |


                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
                            -------------------------

                              First, to the Trustee

  Second, to the Class SES, 1IO, 2IO, 3IO and 4IO Certificates to pay Interest;

        Third, to the Class A Certificates of each Group to pay Interest;

       Fourth, to the Class A Certificates of each Group to pay Principal.

 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class
             B-1 Certificates, until each class balance is zero; and

           Sixth, to the residual certificate, any remaining amounts.

                             Bond Summary to Roll(1)

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.142       3.135       3.128       3.120       3.111       3.090       3.047
  Average Life (Years)                                2.638       2.447       2.264       2.090       1.925       1.622       1.230
  Modified Duration                                   2.487       2.310       2.141       1.979       1.826       1.544       1.178
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06
  Principal Payment Window (Months)                      35          35          35          35          35          35          35

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     3.372       3.341       3.307       3.270       3.227       3.128       2.928
  Average Life (Years)                                2.638       2.447       2.264       2.090       1.925       1.622       1.230
  Modified Duration                                   2.468       2.294       2.128       1.969       1.818       1.540       1.178
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06
  Principal Payment Window (Months)                      35          35          35          35          35          35          35

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.943       3.935       3.925       3.914       3.901       3.871       3.809
  Average Life (Years)                                4.206       3.712       3.273       2.888       2.549       1.983       1.364
  Modified Duration                                   3.774       3.346       2.964       2.629       2.332       1.834       1.281
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08
  Principal Payment Window (Months)                      59          59          59          59          59          59          59

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                                     4.130       4.104       4.074       4.040       4.003       3.912       3.728
  Average Life (Years)                                4.206       3.712       3.273       2.888       2.549       1.983       1.364
  Modified Duration                                   3.747       3.326       2.949       2.618       2.324       1.831       1.282
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08
  Principal Payment Window (Months)                      59          59          59          59          59          59          59

2-A-3
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     1.615       1.615       1.615       1.615       1.615       1.615       1.615
  Average Life (Years)                                1.747       0.964       0.661       0.500       0.400       0.283       0.192
  Modified Duration                                   1.702       0.947       0.651       0.494       0.395       0.280       0.190
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Principal Payment Window (Months)                      43          24          16          12          10           7           4

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     2.553       2.553       2.553       2.553       2.553       2.553       2.553
  Average Life (Years)                                4.407       2.463       1.671       1.250       0.989       0.683       0.440
  Modified Duration                                   4.119       2.358       1.616       1.216       0.965       0.669       0.433
  First Principal Payment Date                     05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Last Principal Payment Date                      09/25/08    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Principal Payment Window (Months)                      17          13           9           7           5           4           3

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.333       3.322       3.295       3.266       3.236       3.169       3.051
  Average Life (Years)                                4.911       3.946       2.679       2.000       1.579       1.079       0.691
  Modified Duration                                   4.460       3.635       2.522       1.904       1.514       1.044       0.674
  First Principal Payment Date                     09/25/08    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Last Principal Payment Date                      09/25/08    09/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Principal Payment Window (Months)                       1          24          18          13          11           7           5

2-A-6
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.773       3.773       3.761       3.739       3.716       3.666       3.575
  Average Life (Years)                                4.911       4.911       4.018       3.000       2.363       1.612       1.027
  Modified Duration                                   4.404       4.404       3.661       2.786       2.221       1.538       0.990
  First Principal Payment Date                     09/25/08    09/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Last Principal Payment Date                      09/25/08    09/25/08    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Principal Payment Window (Months)                       1           1          17          13          10           8           5

2-A-7
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.243       4.243       4.243       4.235       4.217       4.175       4.100
  Average Life (Years)                                4.911       4.911       4.899       4.170       3.274       2.224       1.413
  Modified Duration                                   4.346       4.346       4.336       3.745       2.996       2.081       1.346
  First Principal Payment Date                     09/25/08    09/25/08    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    08/25/07    05/25/06    06/25/05
  Principal Payment Window (Months)                       1           1           3          18          14           9           7

2-A-8
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.203       4.203       4.203       4.203       4.202       4.192       4.164
  Average Life (Years)                                4.911       4.911       4.911       4.911       4.755       4.033       2.887
  Modified Duration                                   4.351       4.351       4.351       4.351       4.225       3.626       2.649
  First Principal Payment Date                     09/25/08    09/25/08    09/25/08    09/25/08    08/25/07    05/25/06    06/25/05
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08
  Principal Payment Window (Months)                       1           1           1           1          14          29          40

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     4.072       4.040       4.003       3.961       3.914       3.800       3.565
  Average Life (Years)                                4.139       3.670       3.249       2.878       2.548       1.993       1.377
  Modified Duration                                   3.700       3.298       2.936       2.616       2.329       1.844       1.297
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      06/25/08    06/25/08    06/25/08    06/25/08    06/25/08    06/25/08    06/25/08
  Principal Payment Window (Months)                      56          56          56          56          56          56          56

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.455       4.445       4.432       4.418       4.402       4.364       4.289
  Average Life (Years)                                5.485       4.627       3.922       3.342       2.857       2.112       1.389
  Modified Duration                                   4.686       3.993       3.418       2.942       2.539       1.914       1.289
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/10    09/25/10    09/25/10    09/25/10    09/25/10    09/25/10    09/25/10
  Principal Payment Window (Months)                      83          83          83          83          83          83          83

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2006, September 2008, June 2008 and September 2010, respectively.

                            Bond Summary to Maturity

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.215       3.203       3.191       3.177       3.162       3.129       3.070
  Average Life (Years)                               10.711       7.187       5.220       4.008       3.196       2.195       1.395
  Modified Duration                                   8.269       5.875       4.448       3.519       2.868       2.028       1.320
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33
  Principal Payment Window (Months)                     359         359         359         359         359         359         359

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     3.285       3.285       3.277       3.261       3.236       3.158       2.963
  Average Life (Years)                               10.711       7.187       5.220       4.008       3.196       2.195       1.395
  Modified Duration                                   8.142       5.794       4.395       3.483       2.845       2.019       1.321
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33
  Principal Payment Window (Months)                     359         359         359         359         359         359         359

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.638       3.699       3.747       3.783       3.808       3.828       3.799
  Average Life (Years)                               11.006       7.359       5.328       4.080       3.246       2.220       1.405
  Modified Duration                                   8.101       5.763       4.373       3.468       2.833       2.009       1.312
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     360         360         360         360         360         360         360

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                                     3.727       3.798       3.849       3.880       3.892       3.865       3.720
  Average Life (Years)                               11.006       7.359       5.328       4.080       3.246       2.220       1.405
  Modified Duration                                   7.987       5.694       4.331       3.442       2.818       2.005       1.313
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     360         360         360         360         360         360         360

2-A-3
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     1.615       1.615       1.615       1.615       1.615       1.615       1.615
  Average Life (Years)                                1.747       0.964       0.661       0.500       0.400       0.283       0.192
  Modified Duration                                   1.702       0.947       0.651       0.494       0.395       0.280       0.190
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Principal Payment Window (Months)                      43          24          16          12          10           7           4

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     2.564       2.553       2.553       2.553       2.553       2.553       2.553
  Average Life (Years)                                4.464       2.463       1.671       1.250       0.989       0.683       0.440
  Modified Duration                                   4.168       2.358       1.616       1.216       0.965       0.669       0.433
  First Principal Payment Date                     05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Last Principal Payment Date                      02/25/09    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Principal Payment Window (Months)                      22          13           9           7           5           4           3

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.347       3.322       3.295       3.266       3.236       3.169       3.051
  Average Life (Years)                                6.839       3.947       2.679       2.000       1.579       1.079       0.691
  Modified Duration                                   6.009       3.636       2.522       1.904       1.514       1.044       0.674
  First Principal Payment Date                     02/25/09    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Last Principal Payment Date                      03/25/12    10/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Principal Payment Window (Months)                      38          25          18          13          11           7           5

2-A-6
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.593       3.719       3.761       3.739       3.716       3.666       3.575
  Average Life (Years)                                9.795       5.839       4.018       3.000       2.363       1.612       1.027
  Modified Duration                                   8.072       5.146       3.661       2.786       2.221       1.538       0.990
  First Principal Payment Date                     03/25/12    10/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Last Principal Payment Date                      01/25/15    07/25/10    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Principal Payment Window (Months)                      35          22          17          13          10           8           5

2-A-7
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.755       3.947       4.155       4.235       4.217       4.175       4.100
  Average Life (Years)                               12.912       7.910       5.544       4.170       3.274       2.224       1.413
  Modified Duration                                   9.909       6.610       4.841       3.745       2.996       2.081       1.346
  First Principal Payment Date                     01/25/15    07/25/10    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Last Principal Payment Date                      06/25/18    12/25/12    04/25/10    09/25/08    08/25/07    05/25/06    06/25/05
  Principal Payment Window (Months)                      42          30          22          18          14           9           7

2-A-8
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.629       3.700       3.787       3.885       3.973       4.082       4.136
  Average Life (Years)                               21.080      15.256      11.347       8.785       7.022       4.804       3.019
  Modified Duration                                  14.097      11.045       8.721       7.056       5.833       4.186       2.747
  First Principal Payment Date                     06/25/18    12/25/12    04/25/10    09/25/08    08/25/07    05/25/06    06/25/05
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     185         251         283         302         315         330         341

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     3.683       3.745       3.786       3.807       3.809       3.758       3.561
  Average Life (Years)                               11.549       7.691       5.545       4.228       3.350       2.276       1.428
  Modified Duration                                   8.380       5.948       4.504       3.565       2.907       2.055       1.337
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     360         360         360         360         360         360         360

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.027       4.143       4.226       4.283       4.316       4.333       4.284
  Average Life (Years)                               10.842       7.267       5.271       4.041       3.218       2.205       1.398
  Modified Duration                                   7.681       5.511       4.215       3.364       2.762       1.973       1.296
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      07/25/33    07/25/33    07/25/33    07/25/33    07/25/33    07/25/33    07/25/33
  Principal Payment Window (Months)                     357         357         357         357         357         357         357

                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Group 1 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                  $293,413,403
Total Number of Loans                                    560
Average Loan Principal Balance                      $523,953    $320,000 to $1,000,000
WA Gross Coupon                                        4.265%          2.625% to 5.875%
WA FICO                                                  738                620 to 810
WA Original Term (mos.)                                  357                180 to 360
WA Remaining Term (mos.)                                 356                179 to 360
WA OLTV                                                66.19%          10.54% to 95.00%
WA Months to First Rate Adjustment Date                   35                  29 to 36
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.265%         8.625% to 11.875%

Geographic Concentration of Mortgaged             CA   69.94%
Properties (Top 5 States) based on                FL    4.67%
the Aggregate Stated Principal Balance            IL    4.11%
                                                  MD    2.35%
                                                  NC    1.93%

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                    510    $266,573,116.18            90.85%
Second Home                                           36      20,895,605.18             7.12
Investor Property                                     14       5,944,681.85             2.03
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                              393    $209,106,636.11            71.27%
PUD-Detached                                          99      49,643,698.86            16.92
Condominium                                           45      21,678,203.42             7.39
2-Family                                              12       7,754,073.92             2.64
PUD-Attached                                           7       2,989,858.81             1.02
3-Family                                               2       1,321,597.70             0.45
Cooperative                                            1         500,000.00             0.17
4-Family                                               1         419,334.39             0.14
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                  324    $174,655,344.34            59.53%
Purchase                                             174      86,539,277.78            29.49
Refinance-Cashout                                     62      32,218,781.09            10.98
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           385    $205,209,717.48            69.94%
Florida                                               28      13,715,297.41             4.67
Illinois                                              22      12,073,472.52             4.11
Maryland                                              15       6,894,439.56             2.35
North Carolina                                        11       5,648,471.09             1.93
Arizona                                               11       5,645,355.76             1.92
Texas                                                 10       5,343,384.54             1.82
Georgia                                                9       4,453,030.79             1.52
Massachusetts                                          7       4,347,395.04             1.48
Colorado                                               7       4,303,429.83             1.47
South Carolina                                         7       3,165,995.25             1.08
Virginia                                               7       2,651,371.19             0.90
District of Columbia                                   5       2,470,611.00             0.84
Washington                                             5       2,349,731.76             0.80
Nevada                                                 5       2,142,093.24             0.73
Wisconsin                                              2       1,662,651.08             0.57
Tennessee                                              3       1,464,797.81             0.50
Kansas                                                 2       1,323,248.12             0.45
Ohio                                                   2       1,082,895.66             0.37
Pennsylvania                                           2       1,046,675.99             0.36
New Jersey                                             2         885,844.82             0.30
New Mexico                                             2         824,999.03             0.28
Missouri                                               2         824,670.88             0.28
Montana                                                1         545,000.00             0.19
Vermont                                                1         539,472.34             0.18
Kentucky                                               1         484,813.28             0.17
Iowa                                                   1         424,359.88             0.14
New York                                               1         412,000.00             0.14
Michigan                                               1         409,507.36             0.14
Minnesota                                              1         376,613.96             0.13
Connecticut                                            1         348,000.00             0.12
Oklahoma                                               1         344,056.54             0.12
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 2.73% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Northern California                                  262    $140,851,939.23            68.64%
Southern California                                  123      64,357,778.25            31.36
                                               ---------   ----------------   --------------
Total:                                               385    $205,209,717.48           100.00%
                                               =========   ================   ==============

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
300,000.01 - 350,000.00                               48     $16,277,407.44             5.55%
350,000.01 - 400,000.00                              108      40,918,970.25            13.95
400,000.01 - 450,000.00                               89      37,992,682.89            12.95
450,000.01 - 500,000.00                               76      36,557,372.68            12.46
500,000.01 - 550,000.00                               55      28,950,213.73             9.87
550,000.01 - 600,000.00                               43      24,989,136.52             8.52
600,000.01 - 650,000.00                               41      25,872,268.42             8.82
650,000.01 - 700,000.00                               20      13,585,663.94             4.63
700,000.01 - 750,000.00                               22      16,253,409.98             5.54
750,000.01 - 800,000.00                               11       8,678,113.12             2.96
800,000.01 - 850,000.00                               10       8,429,447.23             2.87
850,000.01 - 900,000.00                                9       7,919,732.94             2.70
900,000.01 - 950,000.00                               11      10,239,529.34             3.49
950,000.01 - 1,000,000.00                             17      16,749,454.73             5.71
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $523,953.

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
10.01 - 15.00                                          2      $1,083,569.03             0.37%
15.01 - 20.00                                          5       3,047,144.15             1.04
20.01 - 25.00                                          5       3,728,203.55             1.27
25.01 - 30.00                                         10       5,825,285.45             1.99
30.01 - 35.00                                          9       5,014,203.63             1.71
35.01 - 40.00                                         14       7,317,922.68             2.49
40.01 - 45.00                                         12       6,255,016.57             2.13
45.01 - 50.00                                         30      19,625,644.88             6.69
50.01 - 55.00                                         22      13,503,089.28             4.60
55.01 - 60.00                                         30      15,939,467.07             5.43
60.01 - 65.00                                         44      22,640,653.81             7.72
65.01 - 70.00                                         62      34,249,835.60            11.67
70.01 - 75.00                                         83      44,657,934.96            15.22
75.01 - 80.00                                        224     107,264,971.61            36.56
85.01 - 90.00                                          6       2,547,472.23             0.87
90.01 - 95.00                                          2         712,988.71             0.24
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.19%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.501 - 2.750                                          1        $669,521.56             0.23%
3.001 - 3.250                                          2         755,989.34             0.26
3.251 - 3.500                                          3       1,184,812.94             0.40
3.501 - 3.750                                         37      18,412,893.26             6.28
3.751 - 4.000                                        134      72,781,397.40            24.81
4.001 - 4.250                                        151      81,269,892.89            27.70
4.251 - 4.500                                        115      60,729,055.94            20.70
4.501 - 4.750                                         75      36,869,067.98            12.57
4.751 - 5.000                                         30      14,526,450.64             4.95
5.001 - 5.250                                          4       2,560,852.35             0.87
5.251 - 5.500                                          3       1,262,025.28             0.43
5.501 - 5.750                                          4       1,784,643.63             0.61
5.751 - 6.000                                          1         606,800.00             0.21
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.265%.

                   Gross Margins of the Group 1 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margin (%)                                 Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                                560    $293,413,403.21           100.00%
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
8.001 - 9.000                                          1        $669,521.56             0.23%
9.001 - 10.000                                       176      93,135,092.94            31.74
10.001 - 11.000                                      371     193,394,467.45            65.91
11.001 - 12.000                                       12       6,214,321.26             2.12
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.265%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date                       Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
March 1, 2006                                          1        $624,257.26             0.21%
April 1, 2006                                          2         977,432.51             0.33
July 1, 2006                                           2       1,414,948.79             0.48
August 1, 2006                                        48      25,005,673.85             8.52
September 1, 2006                                    365     193,650,586.16            66.00
October 1, 2006                                      142      71,740,504.64            24.45
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                Remaining Terms of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
161 - 180                                              8      $3,579,971.81             1.22%
181 - 200                                              1         343,714.31             0.12
221 - 240                                              1         611,986.00             0.21
281 - 300                                              2         904,237.78             0.31
341 - 360                                            548     287,973,493.31            98.15
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                             13      $6,830,480.82             2.33%
751 - 800                                            235     126,208,700.18            43.01
701 - 750                                            200     104,032,104.88            35.46
651 - 700                                             92      46,369,565.62            15.80
601 - 650                                             18       9,158,831.51             3.12
Not Scored                                             2         813,720.20             0.28
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.60% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Group 2 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                  $698,134,272
Total Number of Loans                                  1,348
Average Loan Principal Balance                      $517,904    $175,000 to $1,250,000
WA Gross Coupon                                        4.605%          2.875% to 6.250%
WA FICO                                                  734                620 to 827
WA Original Term (mos.)                                  358                120 to 360
WA Remaining Term (mos.)                                 357                119 to 360
WA OLTV                                                66.39%          13.83% to 95.00%
WA Months to First Rate Adjustment Date                   59                  46 to 60
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.605%         7.875% to 11.250%

Geographic Concentration of Mortgaged             CA   63.39%
Properties (Top 5 States) based on                FL    5.76%
the Aggregate Stated Principal Balance            IL    3.82%
                                                  VA    2.65%
                                                  NC    2.53%

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                  1,247    $646,030,789.89            92.54%
Second Home                                           96      50,274,133.40             7.20
Investor Property                                      5       1,829,348.37             0.26
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                              913    $483,041,163.69            69.19%
PUD-Detached                                         263     134,040,511.37            19.20
Condominium                                          130      60,688,249.30             8.69
PUD-Attached                                          23       9,976,358.00             1.43
2-Family                                               9       4,909,173.08             0.70
3-Family                                               3       2,144,975.67             0.31
Townhouse                                              4       1,662,459.58             0.24
4-Family                                               2       1,295,982.88             0.19
Cooperative                                            1         375,398.09             0.05
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                  691    $372,594,039.70            53.37%
Purchase                                             499     248,466,623.29            35.59
Refinance-Cashout                                    158      77,073,608.67            11.04
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

           Geographical Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           841    $442,566,846.90            63.39%
Florida                                               82      40,186,185.46             5.76
Illinois                                              46      26,671,184.49             3.82
Virginia                                              38      18,533,239.55             2.65
North Carolina                                        35      17,678,588.57             2.53
Georgia                                               34      17,573,783.33             2.52
Nevada                                                28      14,143,171.07             2.03
Maryland                                              29      13,352,582.21             1.91
Washington                                            27      12,534,241.73             1.80
Texas                                                 26      12,357,427.47             1.77
South Carolina                                        23      10,377,411.92             1.49
Arizona                                               19       9,995,538.58             1.43
Massachusetts                                         17       8,982,144.97             1.29
Colorado                                              16       8,667,538.73             1.24
District of Columbia                                  15       7,450,291.77             1.07
Missouri                                              12       6,552,389.14             0.94
Tennessee                                              9       4,357,372.10             0.62
Connecticut                                            6       4,049,473.07             0.58
Minnesota                                              7       3,913,951.75             0.56
New Mexico                                             6       2,765,185.43             0.40
Rhode Island                                           3       1,754,506.63             0.25
New Jersey                                             4       1,577,552.10             0.23
Wisconsin                                              2       1,438,798.45             0.21
Ohio                                                   3       1,228,184.29             0.18
Idaho                                                  2       1,196,496.63             0.17
New York                                               3       1,146,002.08             0.16
Hawaii                                                 1       1,098,071.60             0.16
Delaware                                               2       1,072,179.59             0.15
Kansas                                                 2         760,048.30             0.11
Pennsylvania                                           2         627,201.58             0.09
Vermont                                                1         594,051.66             0.09
Montana                                                1         510,000.00             0.07
Oregon                                                 1         495,251.98             0.07
Kentucky                                               1         452,000.00             0.06
Indiana                                                1         412,000.00             0.06
Alabama                                                1         379,482.82             0.05
Michigan                                               1         349,495.71             0.05
Arkansas                                               1         334,400.00             0.05
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 1.08% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Northern California                                  457    $236,028,252.67            53.33%
Southern California                                  384     206,538,594.23            46.67
                                               ---------   ----------------   --------------
Total:                                               841    $442,566,846.90           100.00%
                                               =========   ================   ==============

                 Current Mortgage Loan Principal Balances of the
                           Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
150,000.01 - 200,000.00                                2        $375,000.00             0.05%
200,000.01 - 250,000.00                                3         665,830.15             0.10
250,000.01 - 300,000.00                                2         544,412.85             0.08
300,000.01 - 350,000.00                              137      45,441,149.65             6.51
350,000.01 - 400,000.00                              274     103,496,302.46            14.82
400,000.01 - 450,000.00                              214      91,019,705.84            13.04
450,000.01 - 500,000.00                              178      84,864,940.66            12.16
500,000.01 - 550,000.00                              133      69,841,230.22            10.00
550,000.01 - 600,000.00                               86      49,653,774.00             7.11
600,000.01 - 650,000.00                               69      43,396,481.01             6.22
650,000.01 - 700,000.00                               46      31,308,253.82             4.48
700,000.01 - 750,000.00                               61      44,751,221.34             6.41
750,000.01 - 800,000.00                               28      21,935,382.71             3.14
800,000.01 - 850,000.00                               15      12,479,705.65             1.79
850,000.01 - 900,000.00                               22      19,339,023.55             2.77
900,000.01 - 950,000.00                               12      11,179,597.18             1.60
950,000.01 - 1,000,000.00                             50      49,340,809.11             7.07
1,000,000.01 - 1,500,000.00                           16      18,501,451.46             2.65
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $517,904.

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
10.01 - 15.00                                          3      $1,689,783.65             0.24%
15.01 - 20.00                                          8       3,654,532.42             0.52
20.01 - 25.00                                         12       6,584,317.15             0.94
25.01 - 30.00                                         11       6,544,824.26             0.94
30.01 - 35.00                                         25      16,177,485.01             2.32
35.01 - 40.00                                         33      16,774,748.99             2.40
40.01 - 45.00                                         50      26,214,235.25             3.75
45.01 - 50.00                                         69      40,931,593.68             5.86
50.01 - 55.00                                         73      38,971,655.83             5.58
55.01 - 60.00                                         86      48,602,592.99             6.96
60.01 - 65.00                                        106      59,578,551.17             8.53
65.01 - 70.00                                        153      80,609,247.51            11.55
70.01 - 75.00                                        141      79,411,004.28            11.37
75.01 - 80.00                                        534     255,139,688.97            36.55
80.01 - 85.00                                          9       3,598,150.74             0.52
85.01 - 90.00                                         24       9,688,225.08             1.39
90.01 - 95.00                                         11       3,963,634.68             0.57
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.39%.

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.751 - 3.000                                          7      $4,520,907.97             0.65%
3.001 - 3.250                                          3       1,886,843.30             0.27
3.251 - 3.500                                         18      11,408,088.18             1.63
3.501 - 3.750                                         42      23,850,466.90             3.42
3.751 - 4.000                                        116      59,890,820.39             8.58
4.001 - 4.250                                        136      73,685,474.77            10.55
4.251 - 4.500                                        272     144,614,991.26            20.71
4.501 - 4.750                                        247     127,562,738.99            18.27
4.751 - 5.000                                        288     146,507,244.75            20.99
5.001 - 5.250                                        117      57,210,196.60             8.19
5.251 - 5.500                                         65      30,994,962.93             4.44
5.501 - 5.750                                         27      11,839,010.06             1.70
5.751 - 6.000                                          9       3,987,525.56             0.57
6.001 - 6.250                                          1         175,000.00             0.03
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.605%.

                   Gross Margins of the Group 2 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margin (%)                                 Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                              1,348    $698,134,271.66           100.00%
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
7.001 - 8.000                                          7      $4,520,907.97             0.65%
8.001 - 9.000                                        179      97,036,218.77            13.90
9.001 - 10.000                                       943     492,370,449.77            70.53
10.001 - 11.000                                      218     104,031,695.15            14.90
11.001 - 12.000                                        1         175,000.00             0.03
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.605%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date                       Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
August 1, 2007                                         1        $397,379.86             0.06%
September 1, 2007                                      1         322,400.00             0.05
October 1, 2007                                        5       1,387,715.58             0.20
November 1, 2007                                       7       1,990,601.52             0.29
December 1, 2007                                       8       2,414,273.74             0.35
January 1, 2008                                        8       2,318,592.66             0.33
February 1, 2008                                       3         941,000.00             0.13
March 1, 2008                                          3       1,629,924.82             0.23
April 1, 2008                                          4       1,473,306.41             0.21
May 1, 2008                                            1         241,830.15             0.03
June 1, 2008                                           1         411,002.57             0.06
July 1, 2008                                           3       1,390,056.24             0.20
August 1, 2008                                        29      16,766,421.64             2.40
September 1, 2008                                    922     489,721,687.49            70.15
October 1, 2008                                      352     176,728,078.98            25.31
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                Remaining Terms of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
101 - 120                                              2        $786,153.87             0.11%
161 - 180                                             12       6,053,583.23             0.87
221 - 240                                              4       1,969,602.02             0.28
281 - 300                                              2         853,795.17             0.12
341 - 360                                          1,328     688,471,137.37            98.62
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                             25     $12,646,012.15             1.81%
751 - 800                                            562     287,211,272.02            41.14
701 - 750                                            447     231,401,723.27            33.15
651 - 700                                            254     135,212,378.01            19.37
601 - 650                                             57      30,110,077.60             4.31
Not Scored                                             3       1,552,808.61             0.22
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing principal and interest payments. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                   $82,644,418
Total Number of Loans                                    150
Average Loan Principal Balance                      $550,963    $154,889 to $1,230,000
WA Gross Coupon                                        4.652%          4.000% to 6.125%
WA FICO                                                  731                620 to 804
WA Original Term (mos.)                                  360                       360
WA Remaining Term (mos.)                                 356                345 to 360
WA OLTV                                                63.30%          11.75% to 95.00%
WA Months to First Adjustment Date                        56                  45 to 60
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.652%         9.000% to 11.125%

Geographic Concentration of Mortgaged             CA   68.49%
Properties (Top 5 States) based on                FL   11.55%
the Aggregate Stated Principal Balance            AZ    4.53%
                                                  VA    3.61%
                                                  DC    2.02%

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                    143     $79,825,956.61            96.59%
Second Home                                            7       2,818,461.00             3.41
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                               75     $41,518,662.03            50.24%
PUD-Detached                                          54      31,447,972.00            38.05
Condominium                                           16       7,347,083.58             8.89
PUD-Attached                                           5       2,330,700.00             2.82
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                   70     $42,161,966.06            51.02%
Purchase                                              52      26,723,817.35            32.34
Refinance-Cashout                                     28      13,758,634.20            16.65
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

           Geographical Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           103     $56,605,149.39            68.49%
Florida                                               19       9,547,363.00            11.55
Arizona                                                5       3,744,000.00             4.53
Virginia                                               5       2,979,740.37             3.61
District of Columbia                                   2       1,666,000.00             2.02
Oregon                                                 2       1,538,800.00             1.86
Connecticut                                            3       1,397,421.00             1.69
Colorado                                               2         962,500.00             1.16
Texas                                                  1         831,500.00             1.01
New York                                               2         821,000.00             0.99
Nevada                                                 2         773,055.21             0.94
Washington                                             1         583,000.00             0.71
Maryland                                               1         575,000.00             0.70
Georgia                                                1         465,000.00             0.56
Minnesota                                              1         154,888.64             0.19
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 3.22% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Southern California                                   57     $31,958,271.83            56.46%
Northern California                                   46      24,646,877.56            43.54
                                               ---------   ----------------   --------------
Total:                                               103     $56,605,149.39           100.00%
                                               =========   ================   ==============

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
150,000.01 - 200,000.00                                2        $354,888.64             0.43%
200,000.01 - 250,000.00                                1         202,000.00             0.24
250,000.01 - 300,000.00                                1         298,055.21             0.36
300,000.01 - 350,000.00                               17       5,472,988.46             6.62
350,000.01 - 400,000.00                               24       9,148,220.86            11.07
400,000.01 - 450,000.00                               16       6,841,434.27             8.28
450,000.01 - 500,000.00                               20       9,688,332.29            11.72
500,000.01 - 550,000.00                               12       6,273,478.85             7.59
550,000.01 - 600,000.00                               12       6,945,944.95             8.40
600,000.01 - 650,000.00                                4       2,480,999.95             3.00
650,000.01 - 700,000.00                                8       5,401,723.58             6.54
700,000.01 - 750,000.00                                5       3,715,424.00             4.50
750,000.01 - 800,000.00                                3       2,335,466.56             2.83
800,000.01 - 850,000.00                                5       4,221,499.99             5.11
850,000.01 - 900,000.00                                8       6,981,000.00             8.45
900,000.01 - 950,000.00                                1         930,000.00             1.13
950,000.01 - 1,000,000.00                              7       6,923,000.00             8.38
1,000,000.01 - 1,500,000.00                            4       4,429,960.00             5.36
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $550,963.

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
10.01 - 15.00                                          3      $2,304,960.00             2.79%
15.01 - 20.00                                          1         340,000.00             0.41
20.01 - 25.00                                          2         939,693.00             1.14
25.01 - 30.00                                          2       1,630,000.00             1.97
30.01 - 35.00                                          6       3,473,999.99             4.20
40.01 - 45.00                                          5       2,070,000.00             2.50
45.01 - 50.00                                          9       5,309,646.31             6.42
50.01 - 55.00                                         11       6,859,836.04             8.30
55.01 - 60.00                                         12       7,837,955.90             9.48
60.01 - 65.00                                         13       6,792,012.38             8.22
65.01 - 70.00                                         15       9,888,426.85            11.97
70.01 - 75.00                                         17       9,821,524.96            11.88
75.01 - 80.00                                         52      24,567,612.18            29.73
85.01 - 90.00                                          1         490,500.00             0.59
90.01 - 95.00                                          1         318,250.00             0.39
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 63.30%.

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
3.751 - 4.000                                         13      $8,003,686.79             9.68%
4.001 - 4.250                                         23      13,972,990.26            16.91
4.251 - 4.500                                         20      13,422,641.66            16.24
4.501 - 4.750                                         31      15,950,581.81            19.30
4.751 - 5.000                                         34      18,400,904.46            22.27
5.001 - 5.250                                         15       7,627,386.72             9.23
5.251 - 5.500                                          8       2,928,095.00             3.54
5.501 - 5.750                                          4       1,748,951.00             2.12
5.751 - 6.000                                          1         434,291.27             0.53
6.001 - 6.250                                          1         154,888.64             0.19
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 4.652%.

                   Gross Margins of the Group 3 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margins (%)                                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                                150     $82,644,417.61           100.00%
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
8.001 - 9.000                                         13      $8,003,686.79             9.68%
9.001 - 10.000                                       108      61,747,118.19            74.71
10.001 - 11.000                                       28      12,738,723.99            15.41
11.001 - 12.000                                        1         154,888.64             0.19
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 9.652%.

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Adjustment Date                            Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
July 1, 2007                                           1        $300,701.00             0.36%
August 1, 2007                                         2         734,992.27             0.89
September 1, 2007                                      3         837,250.00             1.01
October 1, 2007                                        4       1,074,943.85             1.30
November 1, 2007                                       2         510,000.00             0.62
December 1, 2007                                       2         601,701.00             0.73
March 1, 2008                                          4       2,192,693.00             2.65
April 1, 2008                                          6       3,303,170.53             4.00
May 1, 2008                                           30      17,403,764.85            21.06
June 1, 2008                                          32      18,021,047.38            21.81
July 1, 2008                                          21      11,779,011.58            14.25
August 1, 2008                                        24      15,157,032.15            18.34
September 1, 2008                                     17       9,828,110.00            11.89
October 1, 2008                                        2         900,000.00             1.09
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 56 months.

                Remaining Terms of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
341 - 360                                            150     $82,644,417.61           100.00%
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                              3      $2,316,500.00             2.80%
751 - 800                                             57      29,257,983.90            35.40
701 - 750                                             56      31,852,723.54            38.54
651 - 700                                             27      15,051,516.56            18.21
601 - 650                                              7       4,165,693.61             5.04
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Group 4 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                  $217,859,628
Total Number of Loans                                    420
Average Loan Principal Balance                      $518,713    $330,200 to $1,098,678
WA Gross Coupon                                        4.920%          3.375% to 6.250%
WA FICO                                                  737                620 to 830
WA Original Term (mos.)                                  355                120 to 360
WA Remaining Term (mos.)                                 354                118 to 360
WA OLTV                                                63.55%          19.71% to 90.00%
WA Months to First Adjustment Date                        83                  78 to 84
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.920%         8.375% to 11.250%

Geographic Concentration of Mortgaged             CA   59.56%
Properties (Top 5 States) based on                VA    5.86%
the Aggregate Stated Principal Balance            FL    5.11%
                                                  MD    4.63%
                                                  DC    3.00%

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                    401    $208,020,936.17            95.48%
Second Home                                           16       7,997,522.89             3.67
Investor Property                                      3       1,841,169.19             0.85
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                              301    $155,829,604.15            71.53%
PUD-Detached                                          84      45,081,010.91            20.69
Condominium                                           28      13,391,344.58             6.15
PUD-Attached                                           4       1,673,732.69             0.77
3-Family                                               1         828,931.60             0.38
2-Family                                               1         620,687.23             0.28
Cooperative                                            1         434,317.09             0.20
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                  274    $143,178,510.36            65.72%
Purchase                                              93      48,711,037.58            22.36
Refinance-Cashout                                     53      25,970,080.31            11.92
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

           Geographical Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           249    $129,759,851.12            59.56%
Virginia                                              26      12,764,200.25             5.86
Florida                                               20      11,142,690.90             5.11
Maryland                                              21      10,078,998.34             4.63
District of Columbia                                  12       6,535,014.20             3.00
Georgia                                               12       5,569,774.01             2.56
South Carolina                                        10       5,223,200.53             2.40
Washington                                            10       5,164,053.05             2.37
Nevada                                                 7       4,565,040.65             2.10
Texas                                                  8       4,216,753.76             1.94
North Carolina                                         7       3,128,412.52             1.44
Illinois                                               5       2,829,725.79             1.30
Missouri                                               6       2,822,062.29             1.30
Arizona                                                4       2,016,680.59             0.93
Oregon                                                 3       1,799,451.70             0.83
Massachusetts                                          3       1,422,693.06             0.65
New York                                               3       1,357,726.90             0.62
Arkansas                                               2       1,252,888.43             0.58
Kansas                                                 2       1,117,854.25             0.51
Michigan                                               2       1,060,880.36             0.49
Minnesota                                              2       1,041,695.57             0.48
New Jersey                                             1         631,089.40             0.29
Tennessee                                              1         547,741.07             0.25
Vermont                                                1         540,563.00             0.25
Pennsylvania                                           1         459,260.10             0.21
Wisconsin                                              1         411,796.03             0.19
Colorado                                               1         399,530.38             0.18
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 2.49% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Northern California                                  129     $67,974,468.56            52.38%
Southern California                                  120      61,785,382.56            47.62
                                               ---------   ----------------   --------------
Total:                                               249    $129,759,851.12           100.00%
                                               =========   ================   ==============

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
300,000.01 - 350,000.00                               24      $8,161,064.87             3.75%
350,000.01 - 400,000.00                               76      28,691,553.29            13.17
400,000.01 - 450,000.00                               72      30,833,855.79            14.15
450,000.01 - 500,000.00                               69      33,087,479.71            15.19
500,000.01 - 550,000.00                               46      24,288,636.00            11.15
550,000.01 - 600,000.00                               40      23,068,814.03            10.59
600,000.01 - 650,000.00                               30      18,975,346.71             8.71
650,000.01 - 700,000.00                               16      10,860,841.00             4.99
700,000.01 - 750,000.00                               14      10,100,097.50             4.64
750,000.01 - 800,000.00                                6       4,666,018.98             2.14
800,000.01 - 850,000.00                                7       5,772,264.68             2.65
850,000.01 - 900,000.00                                2       1,754,195.90             0.81
900,000.01 - 950,000.00                                4       3,698,073.79             1.70
950,000.01 - 1,000,000.00                             13      12,802,707.71             5.88
1,000,000.01 - 1,500,000.00                            1       1,098,678.29             0.50
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $518,713.

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
15.01 - 20.00                                          2        $839,983.79             0.39%
20.01 - 25.00                                          5       2,696,711.91             1.24
25.01 - 30.00                                          8       4,585,644.84             2.10
30.01 - 35.00                                         12       7,211,919.53             3.31
35.01 - 40.00                                         11       5,584,354.20             2.56
40.01 - 45.00                                         21      11,391,213.81             5.23
45.01 - 50.00                                         27      14,428,875.08             6.62
50.01 - 55.00                                         23      12,491,343.81             5.73
55.01 - 60.00                                         31      16,878,752.82             7.75
60.01 - 65.00                                         45      23,073,485.12            10.59
65.01 - 70.00                                         49      24,276,663.34            11.14
70.01 - 75.00                                         54      29,263,022.18            13.43
75.01 - 80.00                                        126      62,906,298.49            28.87
80.01 - 85.00                                          3       1,059,458.75             0.49
85.01 - 90.00                                          3       1,171,900.58             0.54
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 63.55%.

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
3.251 - 3.500                                          3      $1,667,211.04             0.77%
3.501 - 3.750                                          2         908,616.31             0.42
3.751 - 4.000                                          8       3,596,266.55             1.65
4.001 - 4.250                                         18      10,031,740.76             4.60
4.251 - 4.500                                         43      21,022,390.45             9.65
4.501 - 4.750                                         85      44,794,652.53            20.56
4.751 - 5.000                                        136      73,748,257.16            33.85
5.001 - 5.250                                         58      28,837,447.63            13.24
5.251 - 5.500                                         26      12,519,839.07             5.75
5.501 - 5.750                                         23      11,769,526.15             5.40
5.751 - 6.000                                         15       7,526,508.40             3.45
6.001 - 6.250                                          3       1,437,172.20             0.66
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 4.920%.

                   Gross Margins of the Group 4 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margins (%)                                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                                420    $217,859,628.25           100.00%
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
8.001 - 9.000                                         13      $6,172,093.90             2.83%
9.001 - 10.000                                       282     149,597,040.90            68.67
10.001 - 11.000                                      122      60,653,321.25            27.84
11.001 - 12.000                                        3       1,437,172.20             0.66
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 9.920%.

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Adjustment Date                            Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
April 1, 2010                                          2      $1,177,268.85             0.54%
July 1, 2010                                           3       1,501,553.17             0.69
August 1, 2010                                        32      17,658,318.84             8.11
September 1, 2010                                    314     163,820,547.11            75.20
October 1, 2010                                       69      33,701,940.28            15.47
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

                Remaining Terms of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
101 - 120                                              2        $758,390.21             0.35%
161 - 180                                              9       4,010,080.50             1.84
221 - 240                                              1         678,271.80             0.31
281 - 300                                              2         701,218.67             0.32
341 - 360                                            406     211,711,667.07            97.18
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 354 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                             16      $8,175,634.26             3.75%
751 - 800                                            176      92,399,478.02            42.41
701 - 750                                            135      68,543,105.09            31.46
651 - 700                                             76      39,369,399.75            18.07
601 - 650                                             17       9,372,011.13             4.30
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-J
$1,256,518,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
3-A-1 and 4-A-1

(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

Bank of America(R) [LOGO](SM)

October 15, 2003

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-J                  $1,256,518,000(approximate)
--------------------------------------------------------------------------------

                                   To Roll(1)
--------------------------------------------------------------------------------

                                                                     Est.    Est. Prin.       Expected                  Expected
                            Approx.                                   WAL      Window     Maturity to Roll   Delay       Ratings
         Class              Size (2)     Interest - Principal Type   (yrs)     (mos)          @ 20 CPR       Days    (Fitch/Moody's)
 Offered Certificates
         1-A-1            $142,672,000   Variable - Pass-thru (3)     2.09     1 - 35         09/25/06          24      AAA /Aaa
         1-A-2             142,672,000   Variable - Pass-thru (3)     2.09     1 - 35         09/25/06          24      AAA /Aaa
         2-A-1             225,000,000   Variable - Pass-thru (4)     2.89     1 - 59         09/25/08          24      AAA /Aaa
         2-A-2             225,000,000   Variable - Pass-thru (4)     2.89     1 - 59         09/25/08          24      AAA /Aaa
         2-A-3              47,596,000   Variable - Sequential (5)    0.50     1 - 12         10/25/04           0      AAA /Aaa
         2-A-4              21,440,000   Variable - Sequential (5)    1.25    12 - 18         04/25/05           0      AAA /Aaa
         2-A-5              35,360,000   Variable - Sequential (5)    2.00    18 - 30         04/25/06          24      AAA /Aaa
         2-A-6              26,971,000   Variable - Sequential (5)    3.00    30 - 42         04/25/07          24      AAA /Aaa
         2-A-7              27,165,000   Variable - Sequential (4)    4.17    42 - 59         09/25/08          24      AAA /Aaa
         2-A-8              70,403,000   Variable - Sequential (4)    4.91    59 - 59         09/25/08          24      AAA /Aaa
         3-A-1              80,371,000   Variable - Pass-thru (6)     2.88     1 - 56         06/25/08          24      AAA /Aaa
         4-A-1             211,868,000   Variable - Pass-thru (7)     3.34     1 - 83         09/25/10          24      AAA /Aaa

 Not Offered Hereunder
          B-1               16,152,000                                                                                    AA/NR
          B-2                7,753,000                                                                                    A/NR
          B-3                5,168,000                                                                                   BBB/NR
          B-4                1,938,000                                                                                    BB/NR
          B-5                1,938,000                                                                                    B/NR
          B-6                2,584,620                                                                                    NR/NR
          SES                 TBD            Interest Only (8)                                                            N.A.
        2-A-8IO               TBD          Fixed / Interest Only                                                          N.A.
        2-A-IO                TBD        Variable / Interest Only                                                         N.A.
         1-IO                 TBD          Fixed -Interest Only                                                           N.A.
         2-IO                 TBD          Fixed -Interest Only                                                           N.A.
         3-IO                 TBD          Fixed -Interest Only                                                           N.A.
         4-IO                 TBD          Fixed -Interest Only                                                           N.A.

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2006, September 2008, June 2008 and September 2010, respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and the 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and (2)[ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-3, 2-A-4, 2-A-5, and 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to July 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2, Group 3 and Group 4 at a rate equal to [0.200]% per annum.

                                   To Maturity
--------------------------------------------------------------------------------

                                                                     Est.    Est. Prin.       Expected                  Expected
                            Approx.                                   WAL      Window          Final         Delay       Ratings
         Class              Size (1)     Interest - Principal Type   (yrs)     (mos)        Maturity(2)      Days    (Fitch/Moody's)
 Offered Certificates
         1-A-1            $142,672,000   Variable - Pass-thru (3)     4.01    1 - 360         10/25/33          24      AAA /Aaa
         1-A-2             142,672,000   Variable - Pass-thru (3)     4.01    1 - 360         10/25/33          24      AAA /Aaa
         2-A-1             225,000,000   Variable - Pass-thru (4)     4.08    1 - 360         10/25/33          24      AAA /Aaa
         2-A-2             225,000,000   Variable - Pass-thru (4)     4.08    1 - 360         10/25/33          24      AAA /Aaa
         2-A-3              47,596,000   Variable - Sequential (5)    0.50    1 - 360         10/25/33           0      AAA /Aaa
         2-A-4              21,440,000   Variable - Sequential (5)    1.25    1 - 360         10/25/33           0      AAA /Aaa
         2-A-5              35,360,000   Variable - Sequential (5)    2.00    1 - 360         10/25/33          24      AAA /Aaa
         2-A-6              26,971,000   Variable - Sequential (5)    3.00    1 - 360         10/25/33          24      AAA /Aaa
         2-A-7              27,165,000   Variable - Sequential (4)    4.17    1 - 360         10/25/33          24      AAA /Aaa
         2-A-8              70,403,000   Variable - Sequential (4)    8.79    1 - 360         10/25/33          24      AAA /Aaa
         3-A-1              80,371,000   Variable - Pass-thru (6)     4.23    1 - 360         10/25/33          24      AAA /Aaa
         4-A-1             211,868,000   Variable - Pass-thru (7)     4.04    1 - 360         10/25/33          24      AAA /Aaa

(1)   Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to October 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and the 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-7 and 2-A-8 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to October 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and (2)[ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2008, interest will accrue on the Class 2-A-3, 2-A-4, 2-A-5, and 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to July 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring prior to October 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2010, interest will accrue on the Class 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                        Banc of America Mortgage Securities, Inc.
                                    Mortgage Pass-Through Certificates, Series
                                    2003-J

Lead Manager (Book Runner):         Banc of America Securities LLC

Co-Managers:                        Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                Bank of America, N.A.

Trustee:                            Wells Fargo Bank Minnesota, N.A.

Transaction Size:                   $1,292,051,721

Securities Offered:                 $142,672,000 Class 1-A-1 Certificates
                                    $142,672,000 Class 1-A-2 Certificates
                                    $225,000,000 Class 2-A-1 Certificates
                                    $225,000,000 Class 2-A-2 Certificates
                                    $47,596,000 Class 2-A-3 Certificates
                                    $21,440,000 Class 2-A-4 Certificates
                                    $35,360,000 Class 2-A-5 Certificates
                                    $26,971,000 Class 2-A-6 Certificates
                                    $27,165,000 Class 2-A-7 Certificates
                                    $70,403,000 Class 2-A-8 Certificates
                                    $80,371,000 Class 3-A-1 Certificates
                                    $211,868,000 Class 4-A-1 Certificates

Group 1 Collateral:                 3/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                 5/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.60% of the Group 2
                                    Mortgage Loans require only payments of
                                    interest until the month following the first rate adjustment date.

Group 3 Collateral:                 5/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. All of the Group 3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:                 7/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                    Moody's Investor Service, Inc. and Fitch
                                    Ratings (Class A Certificates) and Fitch
                                    Ratings (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:              Week of October 14, 2003

Expected Closing Date:              October 27, 2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Distribution Date:                  25th of each month, or the next succeeding
                                    business day
                                    (First Payment Date: November 25, 2003)

Cut-Off Date:                       October 1, 2003

Class A Certificates:               Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3,
                                    2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-8IO,
                                    2-A-IO, 3-A-1 and 4-A-1 Certificates (the
                                    "Class A Certificates"). The Class 2-A-8IO and Class 2-A-IO Certificates are not offered hereunder.

Subordinate Certificates:           Class B-1, B-2, B-3, B-4, B-5, and B-6
                                    Certificates (the "Class B Certificates").
                                    The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:             Class 1-A-1, 1-A-2

Group 2-A Certificates:             Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                    2-A-6, 2-A-7, 2-A-8, 2-A-8IO and 2-A-IO

Group 3-A Certificates:             Class 3-A-1

Group 3-A Certificates:             Class 4-A-1

Day Count:                          30/360

Group 1, Group 2, Group 3 and
Group 4 Prepayment Speed:           20% CPR

Clearing:                           DTC, Clearstream and Euroclear

Denominations:                       Original
                                    Certificate     Minimum       Incremental
                                       Form      Denominations   Denominations
                                    -----------  --------------  --------------

Class 1-A, 2-A, 3-A and 4-A
   Offered Certificates             Book Entry           $1,000              $1

SMMEA Eligibility:                  The Class A Certificates and the Class B-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                  All of the Offered Certificates are expected
                                    to be ERISA eligible.

Tax Structure:                      REMIC

Optional Clean-up Call:             Any Distribution Date on or after which the
                                    Aggregate Principal Balance of the Mortgage
                                    Loans declines to 10% or less of the
                                    Aggregate Principal Balance as of the
                                    Cut-Off Date ("Cut-Off Date Pool Principal
                                    Balance").

Principal Distribution:             Principal will be allocated to the
                                    certificates according to the Priority of
                                    Distributions: The Group 1 Senior Principal
                                    Distribution Amount will generally be
                                    allocated to the Group 1-A Certificates
                                    pro-rata until their class balances have been reduced to zero. The Group 2 Senior
                                    Principal Distribution Amount will generally be allocated to the Group 2-A Certificates as follows: concurrently, approximately [ ]% to the Class 2-A-1 and 2-A-2 Certificates pro-rata until their class balances have been reduced to zero and approximately [ ]% sequentially to the Class 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7 and 2-A-8 Certificates, in that order, until their class balances have been reduced to zero. The Group 3
                                    Senior Principal Distribution Amount will generally be allocated to the Group 3-A
                                    Certificates pro-rata until their class
                                    balances have been reduced to zero. The
                                    Group 4 Senior Principal Distribution Amount will generally be allocated to the Group 4-A
                                    Certificates pro-rata until their class
                                    balances have been reduced to zero. The
                                    Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                   Interest will accrue the Class 1-A-1, 1-A-2,
                                    2-A-1, 2-A-2, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
                                    3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                                    Interest Accrual Period"). The initial
                                    Regular Interest Accrual Period will be
                                    deemed to have commenced on October 1, 2003.
                                    Interest will accrue on the Class 2-A-3 and 2-A-4 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (a "Class 2-A-3
                                    Interest Accrual Period" and "Class 2-A-4
                                    Interest Accrual Period", respectively, and together with a Regular Interest Accrual
                                    Period, an "Interest Accrual Period"). The initial Class 2-A-3 and 2-A-4 Interest
                                    Accrual Period will be deemed to have
                                    commenced on October 25, 2003. Interest
                                    which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                    Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:                 The Administrative Fees with respect to the
                                    Trust are payable out of the interest
                                    payments received on each Mortgage Loan. The
                                    "Administrative Fees" consist of (a)
                                    servicing compensation payable to the
                                    Servicer in respect of its servicing
                                    activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative
                                    Fees will accrue on the Stated Principal
                                    Balance of each Mortgage Loan at a rate (the
                                    "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee
                                    Rate will be [0.002%] per annum. The
                                    Servicing Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:              The aggregate servicing compensation payable
                                    to the Servicer for any month and the
                                    interest payable on the Class SES
                                    Certificates will in the aggregate be
                                    reduced by an amount equal to the lesser of
                                    (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:         As to any Mortgage Loan and Distribution
                                    Date, the excess of its mortgage interest rate over the sum of (i) the Administrative
                                    Fee Rate and (ii) the pass-through rate of the Class SES Component in the related
                                    Group.

Pool Distribution Amount:           The Pool Distribution Amount for each Loan
                                    Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                    Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                    Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                                    Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                                    Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                    Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                    Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                  The Senior Percentage for a Loan Group on
                                    any Distribution Date will equal, (i) the aggregate principal balance of the Class A
                                    Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:             The Subordinate Percentage for a Loan Group
                                    for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                    Group for such date.

Subordinate Prepayment
Percentage:                         The Subordinate Prepayment Percentage for a
                                    Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment
                                    Percentage for such Loan Group for such
                                    date.

Group 1, Group 2, Group 3 and
Group 4 Senior Prepayment
Percentage:                         For the following Distribution Dates, will
                                    be as follows:

                                                                  Senior
                                         Distribution           Prepayment
                                             Date               Percentage
                                    ---------------------   --------------------

                                    November 2003 through  100%;
                                    October 2010

                                    November 2010 through   the applicable
                                    October 2011            Senior Percentage
                                                            plus, 70% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2011 through   the applicable
                                    October 2012            Senior Percentage
                                                            plus, 60% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2012 through   the applicable
                                    October 2013            Senior Percentage
                                                            plus, 40% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2013 through   the applicable
                                    October 2014            Senior Percentage
                                                            plus, 20% of the
                                                            applicable
                                                            Subordinate
                                                            Percentage;

                                    November 2014 and       the applicable
                                    thereafter              Senior Percentage;

                                    provided, however,

                                    (i)   if on any Distribution Date the
                                          percentage equal to (x) the sum of the
                                          class balances of the Class A
                                          Certificates all the Loan Groups
                                          divided by (y) the aggregate Pool
                                          Principal Balance of all the Loan
                                          Groups (such percentage, the "Total
                                          Senior Percentage") exceeds such
                                          percentage calculated as of the
                                          Closing Date, then the Senior
                                          Prepayment Percentage for all Groups
                                          for such Distribution Date will equal
                                          100%,

                                    (ii)  if for each Group of Certificates on
                                          any Distribution Date prior to the
                                          November 2006 Distribution Date, prior
                                          to giving effect to any distributions,
                                          the percentage equal to the aggregate
                                          class balance of the Subordinate
                                          Certificates divided by the aggregate
                                          Pool Principal Balance of all the Loan
                                          Groups (the "Aggregate Subordinate
                                          Percentage") is greater than or equal
                                          to twice such percentage calculated as
                                          of the Closing Date, then the Senior
                                          Prepayment Percentage for each Group
                                          for that Distribution Date will equal
                                          the applicable Senior Percentage for
                                          each Group plus 50% of the Subordinate
                                          Percentage for each Group, and

                                    (iii) if for each Group of Certificates on
                                          or after the November 2006
                                          Distribution Date, prior to giving
                                          effect to any distributions, the
                                          Aggregate Subordinate Percentage is
                                          greater than or equal to twice such
                                          percentage calculated as of the
                                          Closing Date, then the Senior
                                          Prepayment Percentage for each Group
                                          for that Distribution Date will equal
                                          the Senior Percentage for each Group.

Principal Amount:                   The Principal Amount for any Distribution
                                    Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly
                                    Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                    Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                    Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage
                                    Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                    Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution
Amount: The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal
Distribution Amount:                The Subordinate Principal Distribution
                                    Amount for a Loan Group for any Distribution
                                    Date will equal the sum of (i) the
                                    Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and
                                    (d) of the definition of "Principal Amount" for such Loan Group and such Distribution
                                    Date and (ii) the Subordinate Prepayment
                                    Percentage for such Loan Group of the
                                    amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

                                 Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                      -------------------------------------

                        |            Class A          ^
                        |    Credit Support (2.75%)   |
                        |                             |
                        |           Class B-1         |
                        |    Credit Support (1.50%)   |
                        |                             |
                        |           Class B-2         |
                        |    Credit Support (0.90%)   |
                        |                             |
                        |           Class B-3         |  Order of
            Payment     |    Credit Support (0.50%)   |    Loss
          Priority of   |                             | Allocation
                        |           Class B-4         |
                        |    Credit Support (0.35%)   |
                        |                             |
                        |           Class B-5         |
                        |    Credit Support (0.20%)   |
                        |                             |
                        |           Class B-6         |
                        v    Credit Support (0.00%)   |


                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
                            -------------------------

                              First, to the Trustee

  Second, to the Class SES, 1IO, 2IO, 3IO and 4IO Certificates to pay Interest;

        Third, to the Class A Certificates of each Group to pay Interest;

       Fourth, to the Class A Certificates of each Group to pay Principal.

 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class
             B-1 Certificates, until each class balance is zero; and

           Sixth, to the residual certificate, any remaining amounts.

                             Bond Summary to Roll(1)

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.142       3.135       3.128       3.120       3.111       3.090       3.047
  Average Life (Years)                                2.638       2.447       2.264       2.090       1.925       1.622       1.230
  Modified Duration                                   2.487       2.310       2.141       1.979       1.826       1.544       1.178
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06
  Principal Payment Window (Months)                      35          35          35          35          35          35          35

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     3.372       3.341       3.307       3.270       3.227       3.128       2.928
  Average Life (Years)                                2.638       2.447       2.264       2.090       1.925       1.622       1.230
  Modified Duration                                   2.468       2.294       2.128       1.969       1.818       1.540       1.178
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06    09/25/06
  Principal Payment Window (Months)                      35          35          35          35          35          35          35

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.943       3.935       3.925       3.914       3.901       3.871       3.809
  Average Life (Years)                                4.206       3.712       3.273       2.888       2.549       1.983       1.364
  Modified Duration                                   3.774       3.346       2.964       2.629       2.332       1.834       1.281
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08
  Principal Payment Window (Months)                      59          59          59          59          59          59          59

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                                     4.130       4.104       4.074       4.040       4.003       3.912       3.728
  Average Life (Years)                                4.206       3.712       3.273       2.888       2.549       1.983       1.364
  Modified Duration                                   3.747       3.326       2.949       2.618       2.324       1.831       1.282
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08
  Principal Payment Window (Months)                      59          59          59          59          59          59          59

2-A-3
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     1.615       1.615       1.615       1.615       1.615       1.615       1.615
  Average Life (Years)                                1.747       0.964       0.661       0.500       0.400       0.283       0.192
  Modified Duration                                   1.702       0.947       0.651       0.494       0.395       0.280       0.190
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Principal Payment Window (Months)                      43          24          16          12          10           7           4

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     2.553       2.553       2.553       2.553       2.553       2.553       2.553
  Average Life (Years)                                4.407       2.463       1.671       1.250       0.989       0.683       0.440
  Modified Duration                                   4.119       2.358       1.616       1.216       0.965       0.669       0.433
  First Principal Payment Date                     05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Last Principal Payment Date                      09/25/08    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Principal Payment Window (Months)                      17          13           9           7           5           4           3

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.333       3.322       3.295       3.266       3.236       3.169       3.051
  Average Life (Years)                                4.911       3.946       2.679       2.000       1.579       1.079       0.691
  Modified Duration                                   4.460       3.635       2.522       1.904       1.514       1.044       0.674
  First Principal Payment Date                     09/25/08    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Last Principal Payment Date                      09/25/08    09/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Principal Payment Window (Months)                       1          24          18          13          11           7           5

2-A-6
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.773       3.773       3.761       3.739       3.716       3.666       3.575
  Average Life (Years)                                4.911       4.911       4.018       3.000       2.363       1.612       1.027
  Modified Duration                                   4.404       4.404       3.661       2.786       2.221       1.538       0.990
  First Principal Payment Date                     09/25/08    09/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Last Principal Payment Date                      09/25/08    09/25/08    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Principal Payment Window (Months)                       1           1          17          13          10           8           5

2-A-7
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.243       4.243       4.243       4.235       4.217       4.175       4.100
  Average Life (Years)                                4.911       4.911       4.899       4.170       3.274       2.224       1.413
  Modified Duration                                   4.346       4.346       4.336       3.745       2.996       2.081       1.346
  First Principal Payment Date                     09/25/08    09/25/08    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    08/25/07    05/25/06    06/25/05
  Principal Payment Window (Months)                       1           1           3          18          14           9           7

2-A-8
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.203       4.203       4.203       4.203       4.202       4.192       4.164
  Average Life (Years)                                4.911       4.911       4.911       4.911       4.755       4.033       2.887
  Modified Duration                                   4.351       4.351       4.351       4.351       4.225       3.626       2.649
  First Principal Payment Date                     09/25/08    09/25/08    09/25/08    09/25/08    08/25/07    05/25/06    06/25/05
  Last Principal Payment Date                      09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08    09/25/08
  Principal Payment Window (Months)                       1           1           1           1          14          29          40

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     4.072       4.040       4.003       3.961       3.914       3.800       3.565
  Average Life (Years)                                4.139       3.670       3.249       2.878       2.548       1.993       1.377
  Modified Duration                                   3.700       3.298       2.936       2.616       2.329       1.844       1.297
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      06/25/08    06/25/08    06/25/08    06/25/08    06/25/08    06/25/08    06/25/08
  Principal Payment Window (Months)                      56          56          56          56          56          56          56

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.455       4.445       4.432       4.418       4.402       4.364       4.289
  Average Life (Years)                                5.485       4.627       3.922       3.342       2.857       2.112       1.389
  Modified Duration                                   4.686       3.993       3.418       2.942       2.539       1.914       1.289
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/10    09/25/10    09/25/10    09/25/10    09/25/10    09/25/10    09/25/10
  Principal Payment Window (Months)                      83          83          83          83          83          83          83

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2006, September 2008, June 2008 and September 2010, respectively.

                            Bond Summary to Maturity

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.215       3.203       3.191       3.177       3.162       3.129       3.070
  Average Life (Years)                               10.711       7.187       5.220       4.008       3.196       2.195       1.395
  Modified Duration                                   8.269       5.875       4.448       3.519       2.868       2.028       1.320
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33
  Principal Payment Window (Months)                     359         359         359         359         359         359         359

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     3.285       3.285       3.277       3.261       3.236       3.158       2.963
  Average Life (Years)                               10.711       7.187       5.220       4.008       3.196       2.195       1.395
  Modified Duration                                   8.142       5.794       4.395       3.483       2.845       2.019       1.321
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33    09/25/33
  Principal Payment Window (Months)                     359         359         359         359         359         359         359

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.638       3.699       3.747       3.783       3.808       3.828       3.799
  Average Life (Years)                               11.006       7.359       5.328       4.080       3.246       2.220       1.405
  Modified Duration                                   8.101       5.763       4.373       3.468       2.833       2.009       1.312
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     360         360         360         360         360         360         360

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                                     3.727       3.798       3.849       3.880       3.892       3.865       3.720
  Average Life (Years)                               11.006       7.359       5.328       4.080       3.246       2.220       1.405
  Modified Duration                                   7.987       5.694       4.331       3.442       2.818       2.005       1.313
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     360         360         360         360         360         360         360

2-A-3
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     1.615       1.615       1.615       1.615       1.615       1.615       1.615
  Average Life (Years)                                1.747       0.964       0.661       0.500       0.400       0.283       0.192
  Modified Duration                                   1.702       0.947       0.651       0.494       0.395       0.280       0.190
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Principal Payment Window (Months)                      43          24          16          12          10           7           4

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     2.564       2.553       2.553       2.553       2.553       2.553       2.553
  Average Life (Years)                                4.464       2.463       1.671       1.250       0.989       0.683       0.440
  Modified Duration                                   4.168       2.358       1.616       1.216       0.965       0.669       0.433
  First Principal Payment Date                     05/25/07    10/25/05    02/25/05    10/25/04    08/25/04    05/25/04    02/25/04
  Last Principal Payment Date                      02/25/09    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Principal Payment Window (Months)                      22          13           9           7           5           4           3

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.347       3.322       3.295       3.266       3.236       3.169       3.051
  Average Life (Years)                                6.839       3.947       2.679       2.000       1.579       1.079       0.691
  Modified Duration                                   6.009       3.636       2.522       1.904       1.514       1.044       0.674
  First Principal Payment Date                     02/25/09    10/25/06    10/25/05    04/25/05    12/25/04    08/25/04    04/25/04
  Last Principal Payment Date                      03/25/12    10/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Principal Payment Window (Months)                      38          25          18          13          11           7           5

2-A-6
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.593       3.719       3.761       3.739       3.716       3.666       3.575
  Average Life (Years)                                9.795       5.839       4.018       3.000       2.363       1.612       1.027
  Modified Duration                                   8.072       5.146       3.661       2.786       2.221       1.538       0.990
  First Principal Payment Date                     03/25/12    10/25/08    03/25/07    04/25/06    10/25/05    02/25/05    08/25/04
  Last Principal Payment Date                      01/25/15    07/25/10    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Principal Payment Window (Months)                      35          22          17          13          10           8           5

2-A-7
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.755       3.947       4.155       4.235       4.217       4.175       4.100
  Average Life (Years)                               12.912       7.910       5.544       4.170       3.274       2.224       1.413
  Modified Duration                                   9.909       6.610       4.841       3.745       2.996       2.081       1.346
  First Principal Payment Date                     01/25/15    07/25/10    07/25/08    04/25/07    07/25/06    09/25/05    12/25/04
  Last Principal Payment Date                      06/25/18    12/25/12    04/25/10    09/25/08    08/25/07    05/25/06    06/25/05
  Principal Payment Window (Months)                      42          30          22          18          14           9           7

2-A-8
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     3.629       3.700       3.787       3.885       3.973       4.082       4.136
  Average Life (Years)                               21.080      15.256      11.347       8.785       7.022       4.804       3.019
  Modified Duration                                  14.097      11.045       8.721       7.056       5.833       4.186       2.747
  First Principal Payment Date                     06/25/18    12/25/12    04/25/10    09/25/08    08/25/07    05/25/06    06/25/05
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     185         251         283         302         315         330         341

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                                     3.683       3.745       3.786       3.807       3.809       3.758       3.561
  Average Life (Years)                               11.549       7.691       5.545       4.228       3.350       2.276       1.428
  Modified Duration                                   8.380       5.948       4.504       3.565       2.907       2.055       1.337
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33    10/25/33
  Principal Payment Window (Months)                     360         360         360         360         360         360         360

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
  CPR                                                     5%         10%         15%         20%         25%         35%         50%
------------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                                     4.027       4.143       4.226       4.283       4.316       4.333       4.284
  Average Life (Years)                               10.842       7.267       5.271       4.041       3.218       2.205       1.398
  Modified Duration                                   7.681       5.511       4.215       3.364       2.762       1.973       1.296
  First Principal Payment Date                     11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
  Last Principal Payment Date                      07/25/33    07/25/33    07/25/33    07/25/33    07/25/33    07/25/33    07/25/33
  Principal Payment Window (Months)                     357         357         357         357         357         357         357

                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Group 1 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                  $293,413,403
Total Number of Loans                                    560
Average Loan Principal Balance                      $523,953    $320,000 to $1,000,000
WA Gross Coupon                                        4.265%          2.625% to 5.875%
WA FICO                                                  738                620 to 810
WA Original Term (mos.)                                  357                180 to 360
WA Remaining Term (mos.)                                 356                179 to 360
WA OLTV                                                66.19%          10.54% to 95.00%
WA Months to First Rate Adjustment Date                   35                  29 to 36
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.265%         8.625% to 11.875%

Geographic Concentration of Mortgaged             CA   69.94%
Properties (Top 5 States) based on                FL    4.67%
the Aggregate Stated Principal Balance            IL    4.11%
                                                  MD    2.35%
                                                  NC    1.93%

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                    510    $266,573,116.18            90.85%
Second Home                                           36      20,895,605.18             7.12
Investor Property                                     14       5,944,681.85             2.03
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                              393    $209,106,636.11            71.27%
PUD-Detached                                          99      49,643,698.86            16.92
Condominium                                           45      21,678,203.42             7.39
2-Family                                              12       7,754,073.92             2.64
PUD-Attached                                           7       2,989,858.81             1.02
3-Family                                               2       1,321,597.70             0.45
Cooperative                                            1         500,000.00             0.17
4-Family                                               1         419,334.39             0.14
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                  324    $174,655,344.34            59.53%
Purchase                                             174      86,539,277.78            29.49
Refinance-Cashout                                     62      32,218,781.09            10.98
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           385    $205,209,717.48            69.94%
Florida                                               28      13,715,297.41             4.67
Illinois                                              22      12,073,472.52             4.11
Maryland                                              15       6,894,439.56             2.35
North Carolina                                        11       5,648,471.09             1.93
Arizona                                               11       5,645,355.76             1.92
Texas                                                 10       5,343,384.54             1.82
Georgia                                                9       4,453,030.79             1.52
Massachusetts                                          7       4,347,395.04             1.48
Colorado                                               7       4,303,429.83             1.47
South Carolina                                         7       3,165,995.25             1.08
Virginia                                               7       2,651,371.19             0.90
District of Columbia                                   5       2,470,611.00             0.84
Washington                                             5       2,349,731.76             0.80
Nevada                                                 5       2,142,093.24             0.73
Wisconsin                                              2       1,662,651.08             0.57
Tennessee                                              3       1,464,797.81             0.50
Kansas                                                 2       1,323,248.12             0.45
Ohio                                                   2       1,082,895.66             0.37
Pennsylvania                                           2       1,046,675.99             0.36
New Jersey                                             2         885,844.82             0.30
New Mexico                                             2         824,999.03             0.28
Missouri                                               2         824,670.88             0.28
Montana                                                1         545,000.00             0.19
Vermont                                                1         539,472.34             0.18
Kentucky                                               1         484,813.28             0.17
Iowa                                                   1         424,359.88             0.14
New York                                               1         412,000.00             0.14
Michigan                                               1         409,507.36             0.14
Minnesota                                              1         376,613.96             0.13
Connecticut                                            1         348,000.00             0.12
Oklahoma                                               1         344,056.54             0.12
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 2.73% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Northern California                                  262    $140,851,939.23            68.64%
Southern California                                  123      64,357,778.25            31.36
                                               ---------   ----------------   --------------
Total:                                               385    $205,209,717.48           100.00%
                                               =========   ================   ==============

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
300,000.01 - 350,000.00                               48     $16,277,407.44             5.55%
350,000.01 - 400,000.00                              108      40,918,970.25            13.95
400,000.01 - 450,000.00                               89      37,992,682.89            12.95
450,000.01 - 500,000.00                               76      36,557,372.68            12.46
500,000.01 - 550,000.00                               55      28,950,213.73             9.87
550,000.01 - 600,000.00                               43      24,989,136.52             8.52
600,000.01 - 650,000.00                               41      25,872,268.42             8.82
650,000.01 - 700,000.00                               20      13,585,663.94             4.63
700,000.01 - 750,000.00                               22      16,253,409.98             5.54
750,000.01 - 800,000.00                               11       8,678,113.12             2.96
800,000.01 - 850,000.00                               10       8,429,447.23             2.87
850,000.01 - 900,000.00                                9       7,919,732.94             2.70
900,000.01 - 950,000.00                               11      10,239,529.34             3.49
950,000.01 - 1,000,000.00                             17      16,749,454.73             5.71
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $523,953.

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
10.01 - 15.00                                          2      $1,083,569.03             0.37%
15.01 - 20.00                                          5       3,047,144.15             1.04
20.01 - 25.00                                          5       3,728,203.55             1.27
25.01 - 30.00                                         10       5,825,285.45             1.99
30.01 - 35.00                                          9       5,014,203.63             1.71
35.01 - 40.00                                         14       7,317,922.68             2.49
40.01 - 45.00                                         12       6,255,016.57             2.13
45.01 - 50.00                                         30      19,625,644.88             6.69
50.01 - 55.00                                         22      13,503,089.28             4.60
55.01 - 60.00                                         30      15,939,467.07             5.43
60.01 - 65.00                                         44      22,640,653.81             7.72
65.01 - 70.00                                         62      34,249,835.60            11.67
70.01 - 75.00                                         83      44,657,934.96            15.22
75.01 - 80.00                                        224     107,264,971.61            36.56
85.01 - 90.00                                          6       2,547,472.23             0.87
90.01 - 95.00                                          2         712,988.71             0.24
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.19%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.501 - 2.750                                          1        $669,521.56             0.23%
3.001 - 3.250                                          2         755,989.34             0.26
3.251 - 3.500                                          3       1,184,812.94             0.40
3.501 - 3.750                                         37      18,412,893.26             6.28
3.751 - 4.000                                        134      72,781,397.40            24.81
4.001 - 4.250                                        151      81,269,892.89            27.70
4.251 - 4.500                                        115      60,729,055.94            20.70
4.501 - 4.750                                         75      36,869,067.98            12.57
4.751 - 5.000                                         30      14,526,450.64             4.95
5.001 - 5.250                                          4       2,560,852.35             0.87
5.251 - 5.500                                          3       1,262,025.28             0.43
5.501 - 5.750                                          4       1,784,643.63             0.61
5.751 - 6.000                                          1         606,800.00             0.21
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.265%.

                   Gross Margins of the Group 1 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margin (%)                                 Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                                560    $293,413,403.21           100.00%
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
8.001 - 9.000                                          1        $669,521.56             0.23%
9.001 - 10.000                                       176      93,135,092.94            31.74
10.001 - 11.000                                      371     193,394,467.45            65.91
11.001 - 12.000                                       12       6,214,321.26             2.12
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.265%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date                       Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
March 1, 2006                                          1        $624,257.26             0.21%
April 1, 2006                                          2         977,432.51             0.33
July 1, 2006                                           2       1,414,948.79             0.48
August 1, 2006                                        48      25,005,673.85             8.52
September 1, 2006                                    365     193,650,586.16            66.00
October 1, 2006                                      142      71,740,504.64            24.45
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                Remaining Terms of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
161 - 180                                              8      $3,579,971.81             1.22%
181 - 200                                              1         343,714.31             0.12
221 - 240                                              1         611,986.00             0.21
281 - 300                                              2         904,237.78             0.31
341 - 360                                            548     287,973,493.31            98.15
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                             13      $6,830,480.82             2.33%
751 - 800                                            235     126,208,700.18            43.01
701 - 750                                            200     104,032,104.88            35.46
651 - 700                                             92      46,369,565.62            15.80
601 - 650                                             18       9,158,831.51             3.12
Not Scored                                             2         813,720.20             0.28
                                               ---------   ----------------   --------------
Total:                                               560    $293,413,403.21           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 25.60% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Group 2 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                  $698,134,272
Total Number of Loans                                  1,348
Average Loan Principal Balance                      $517,904    $175,000 to $1,250,000
WA Gross Coupon                                        4.605%          2.875% to 6.250%
WA FICO                                                  734                620 to 827
WA Original Term (mos.)                                  358                120 to 360
WA Remaining Term (mos.)                                 357                119 to 360
WA OLTV                                                66.39%          13.83% to 95.00%
WA Months to First Rate Adjustment Date                   59                  46 to 60
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.605%         7.875% to 11.250%

Geographic Concentration of Mortgaged             CA   63.39%
Properties (Top 5 States) based on                FL    5.76%
the Aggregate Stated Principal Balance            IL    3.82%
                                                  VA    2.65%
                                                  NC    2.53%

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                  1,247    $646,030,789.89            92.54%
Second Home                                           96      50,274,133.40             7.20
Investor Property                                      5       1,829,348.37             0.26
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                              913    $483,041,163.69            69.19%
PUD-Detached                                         263     134,040,511.37            19.20
Condominium                                          130      60,688,249.30             8.69
PUD-Attached                                          23       9,976,358.00             1.43
2-Family                                               9       4,909,173.08             0.70
3-Family                                               3       2,144,975.67             0.31
Townhouse                                              4       1,662,459.58             0.24
4-Family                                               2       1,295,982.88             0.19
Cooperative                                            1         375,398.09             0.05
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                  691    $372,594,039.70            53.37%
Purchase                                             499     248,466,623.29            35.59
Refinance-Cashout                                    158      77,073,608.67            11.04
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

           Geographical Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           841    $442,566,846.90            63.39%
Florida                                               82      40,186,185.46             5.76
Illinois                                              46      26,671,184.49             3.82
Virginia                                              38      18,533,239.55             2.65
North Carolina                                        35      17,678,588.57             2.53
Georgia                                               34      17,573,783.33             2.52
Nevada                                                28      14,143,171.07             2.03
Maryland                                              29      13,352,582.21             1.91
Washington                                            27      12,534,241.73             1.80
Texas                                                 26      12,357,427.47             1.77
South Carolina                                        23      10,377,411.92             1.49
Arizona                                               19       9,995,538.58             1.43
Massachusetts                                         17       8,982,144.97             1.29
Colorado                                              16       8,667,538.73             1.24
District of Columbia                                  15       7,450,291.77             1.07
Missouri                                              12       6,552,389.14             0.94
Tennessee                                              9       4,357,372.10             0.62
Connecticut                                            6       4,049,473.07             0.58
Minnesota                                              7       3,913,951.75             0.56
New Mexico                                             6       2,765,185.43             0.40
Rhode Island                                           3       1,754,506.63             0.25
New Jersey                                             4       1,577,552.10             0.23
Wisconsin                                              2       1,438,798.45             0.21
Ohio                                                   3       1,228,184.29             0.18
Idaho                                                  2       1,196,496.63             0.17
New York                                               3       1,146,002.08             0.16
Hawaii                                                 1       1,098,071.60             0.16
Delaware                                               2       1,072,179.59             0.15
Kansas                                                 2         760,048.30             0.11
Pennsylvania                                           2         627,201.58             0.09
Vermont                                                1         594,051.66             0.09
Montana                                                1         510,000.00             0.07
Oregon                                                 1         495,251.98             0.07
Kentucky                                               1         452,000.00             0.06
Indiana                                                1         412,000.00             0.06
Alabama                                                1         379,482.82             0.05
Michigan                                               1         349,495.71             0.05
Arkansas                                               1         334,400.00             0.05
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 1.08% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Northern California                                  457    $236,028,252.67            53.33%
Southern California                                  384     206,538,594.23            46.67
                                               ---------   ----------------   --------------
Total:                                               841    $442,566,846.90           100.00%
                                               =========   ================   ==============

                 Current Mortgage Loan Principal Balances of the
                           Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
150,000.01 - 200,000.00                                2        $375,000.00             0.05%
200,000.01 - 250,000.00                                3         665,830.15             0.10
250,000.01 - 300,000.00                                2         544,412.85             0.08
300,000.01 - 350,000.00                              137      45,441,149.65             6.51
350,000.01 - 400,000.00                              274     103,496,302.46            14.82
400,000.01 - 450,000.00                              214      91,019,705.84            13.04
450,000.01 - 500,000.00                              178      84,864,940.66            12.16
500,000.01 - 550,000.00                              133      69,841,230.22            10.00
550,000.01 - 600,000.00                               86      49,653,774.00             7.11
600,000.01 - 650,000.00                               69      43,396,481.01             6.22
650,000.01 - 700,000.00                               46      31,308,253.82             4.48
700,000.01 - 750,000.00                               61      44,751,221.34             6.41
750,000.01 - 800,000.00                               28      21,935,382.71             3.14
800,000.01 - 850,000.00                               15      12,479,705.65             1.79
850,000.01 - 900,000.00                               22      19,339,023.55             2.77
900,000.01 - 950,000.00                               12      11,179,597.18             1.60
950,000.01 - 1,000,000.00                             50      49,340,809.11             7.07
1,000,000.01 - 1,500,000.00                           16      18,501,451.46             2.65
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $517,904.

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
10.01 - 15.00                                          3      $1,689,783.65             0.24%
15.01 - 20.00                                          8       3,654,532.42             0.52
20.01 - 25.00                                         12       6,584,317.15             0.94
25.01 - 30.00                                         11       6,544,824.26             0.94
30.01 - 35.00                                         25      16,177,485.01             2.32
35.01 - 40.00                                         33      16,774,748.99             2.40
40.01 - 45.00                                         50      26,214,235.25             3.75
45.01 - 50.00                                         69      40,931,593.68             5.86
50.01 - 55.00                                         73      38,971,655.83             5.58
55.01 - 60.00                                         86      48,602,592.99             6.96
60.01 - 65.00                                        106      59,578,551.17             8.53
65.01 - 70.00                                        153      80,609,247.51            11.55
70.01 - 75.00                                        141      79,411,004.28            11.37
75.01 - 80.00                                        534     255,139,688.97            36.55
80.01 - 85.00                                          9       3,598,150.74             0.52
85.01 - 90.00                                         24       9,688,225.08             1.39
90.01 - 95.00                                         11       3,963,634.68             0.57
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.39%.

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.751 - 3.000                                          7      $4,520,907.97             0.65%
3.001 - 3.250                                          3       1,886,843.30             0.27
3.251 - 3.500                                         18      11,408,088.18             1.63
3.501 - 3.750                                         42      23,850,466.90             3.42
3.751 - 4.000                                        116      59,890,820.39             8.58
4.001 - 4.250                                        136      73,685,474.77            10.55
4.251 - 4.500                                        272     144,614,991.26            20.71
4.501 - 4.750                                        247     127,562,738.99            18.27
4.751 - 5.000                                        288     146,507,244.75            20.99
5.001 - 5.250                                        117      57,210,196.60             8.19
5.251 - 5.500                                         65      30,994,962.93             4.44
5.501 - 5.750                                         27      11,839,010.06             1.70
5.751 - 6.000                                          9       3,987,525.56             0.57
6.001 - 6.250                                          1         175,000.00             0.03
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.605%.

                   Gross Margins of the Group 2 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margin (%)                                 Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                              1,348    $698,134,271.66           100.00%
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
7.001 - 8.000                                          7      $4,520,907.97             0.65%
8.001 - 9.000                                        179      97,036,218.77            13.90
9.001 - 10.000                                       943     492,370,449.77            70.53
10.001 - 11.000                                      218     104,031,695.15            14.90
11.001 - 12.000                                        1         175,000.00             0.03
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.605%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date                       Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
August 1, 2007                                         1        $397,379.86             0.06%
September 1, 2007                                      1         322,400.00             0.05
October 1, 2007                                        5       1,387,715.58             0.20
November 1, 2007                                       7       1,990,601.52             0.29
December 1, 2007                                       8       2,414,273.74             0.35
January 1, 2008                                        8       2,318,592.66             0.33
February 1, 2008                                       3         941,000.00             0.13
March 1, 2008                                          3       1,629,924.82             0.23
April 1, 2008                                          4       1,473,306.41             0.21
May 1, 2008                                            1         241,830.15             0.03
June 1, 2008                                           1         411,002.57             0.06
July 1, 2008                                           3       1,390,056.24             0.20
August 1, 2008                                        29      16,766,421.64             2.40
September 1, 2008                                    922     489,721,687.49            70.15
October 1, 2008                                      352     176,728,078.98            25.31
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                Remaining Terms of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
101 - 120                                              2        $786,153.87             0.11%
161 - 180                                             12       6,053,583.23             0.87
221 - 240                                              4       1,969,602.02             0.28
281 - 300                                              2         853,795.17             0.12
341 - 360                                          1,328     688,471,137.37            98.62
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                             25     $12,646,012.15             1.81%
751 - 800                                            562     287,211,272.02            41.14
701 - 750                                            447     231,401,723.27            33.15
651 - 700                                            254     135,212,378.01            19.37
601 - 650                                             57      30,110,077.60             4.31
Not Scored                                             3       1,552,808.61             0.22
                                               ---------   ----------------   --------------
Total:                                             1,348    $698,134,271.66           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing principal and interest payments. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                   $82,644,418
Total Number of Loans                                    150
Average Loan Principal Balance                      $550,963    $154,889 to $1,230,000
WA Gross Coupon                                        4.652%          4.000% to 6.125%
WA FICO                                                  731                620 to 804
WA Original Term (mos.)                                  360                       360
WA Remaining Term (mos.)                                 356                345 to 360
WA OLTV                                                63.30%          11.75% to 95.00%
WA Months to First Adjustment Date                        56                  45 to 60
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.652%         9.000% to 11.125%

Geographic Concentration of Mortgaged             CA   68.49%
Properties (Top 5 States) based on                FL   11.55%
the Aggregate Stated Principal Balance            AZ    4.53%
                                                  VA    3.61%
                                                  DC    2.02%

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                    143     $79,825,956.61            96.59%
Second Home                                            7       2,818,461.00             3.41
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                               75     $41,518,662.03            50.24%
PUD-Detached                                          54      31,447,972.00            38.05
Condominium                                           16       7,347,083.58             8.89
PUD-Attached                                           5       2,330,700.00             2.82
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                   70     $42,161,966.06            51.02%
Purchase                                              52      26,723,817.35            32.34
Refinance-Cashout                                     28      13,758,634.20            16.65
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

           Geographical Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           103     $56,605,149.39            68.49%
Florida                                               19       9,547,363.00            11.55
Arizona                                                5       3,744,000.00             4.53
Virginia                                               5       2,979,740.37             3.61
District of Columbia                                   2       1,666,000.00             2.02
Oregon                                                 2       1,538,800.00             1.86
Connecticut                                            3       1,397,421.00             1.69
Colorado                                               2         962,500.00             1.16
Texas                                                  1         831,500.00             1.01
New York                                               2         821,000.00             0.99
Nevada                                                 2         773,055.21             0.94
Washington                                             1         583,000.00             0.71
Maryland                                               1         575,000.00             0.70
Georgia                                                1         465,000.00             0.56
Minnesota                                              1         154,888.64             0.19
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 3.22% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Southern California                                   57     $31,958,271.83            56.46%
Northern California                                   46      24,646,877.56            43.54
                                               ---------   ----------------   --------------
Total:                                               103     $56,605,149.39           100.00%
                                               =========   ================   ==============

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
150,000.01 - 200,000.00                                2        $354,888.64             0.43%
200,000.01 - 250,000.00                                1         202,000.00             0.24
250,000.01 - 300,000.00                                1         298,055.21             0.36
300,000.01 - 350,000.00                               17       5,472,988.46             6.62
350,000.01 - 400,000.00                               24       9,148,220.86            11.07
400,000.01 - 450,000.00                               16       6,841,434.27             8.28
450,000.01 - 500,000.00                               20       9,688,332.29            11.72
500,000.01 - 550,000.00                               12       6,273,478.85             7.59
550,000.01 - 600,000.00                               12       6,945,944.95             8.40
600,000.01 - 650,000.00                                4       2,480,999.95             3.00
650,000.01 - 700,000.00                                8       5,401,723.58             6.54
700,000.01 - 750,000.00                                5       3,715,424.00             4.50
750,000.01 - 800,000.00                                3       2,335,466.56             2.83
800,000.01 - 850,000.00                                5       4,221,499.99             5.11
850,000.01 - 900,000.00                                8       6,981,000.00             8.45
900,000.01 - 950,000.00                                1         930,000.00             1.13
950,000.01 - 1,000,000.00                              7       6,923,000.00             8.38
1,000,000.01 - 1,500,000.00                            4       4,429,960.00             5.36
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $550,963.

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
10.01 - 15.00                                          3      $2,304,960.00             2.79%
15.01 - 20.00                                          1         340,000.00             0.41
20.01 - 25.00                                          2         939,693.00             1.14
25.01 - 30.00                                          2       1,630,000.00             1.97
30.01 - 35.00                                          6       3,473,999.99             4.20
40.01 - 45.00                                          5       2,070,000.00             2.50
45.01 - 50.00                                          9       5,309,646.31             6.42
50.01 - 55.00                                         11       6,859,836.04             8.30
55.01 - 60.00                                         12       7,837,955.90             9.48
60.01 - 65.00                                         13       6,792,012.38             8.22
65.01 - 70.00                                         15       9,888,426.85            11.97
70.01 - 75.00                                         17       9,821,524.96            11.88
75.01 - 80.00                                         52      24,567,612.18            29.73
85.01 - 90.00                                          1         490,500.00             0.59
90.01 - 95.00                                          1         318,250.00             0.39
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 63.30%.

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
3.751 - 4.000                                         13      $8,003,686.79             9.68%
4.001 - 4.250                                         23      13,972,990.26            16.91
4.251 - 4.500                                         20      13,422,641.66            16.24
4.501 - 4.750                                         31      15,950,581.81            19.30
4.751 - 5.000                                         34      18,400,904.46            22.27
5.001 - 5.250                                         15       7,627,386.72             9.23
5.251 - 5.500                                          8       2,928,095.00             3.54
5.501 - 5.750                                          4       1,748,951.00             2.12
5.751 - 6.000                                          1         434,291.27             0.53
6.001 - 6.250                                          1         154,888.64             0.19
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 4.652%.

                   Gross Margins of the Group 3 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margins (%)                                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                                150     $82,644,417.61           100.00%
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
8.001 - 9.000                                         13      $8,003,686.79             9.68%
9.001 - 10.000                                       108      61,747,118.19            74.71
10.001 - 11.000                                       28      12,738,723.99            15.41
11.001 - 12.000                                        1         154,888.64             0.19
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 9.652%.

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Adjustment Date                            Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
July 1, 2007                                           1        $300,701.00             0.36%
August 1, 2007                                         2         734,992.27             0.89
September 1, 2007                                      3         837,250.00             1.01
October 1, 2007                                        4       1,074,943.85             1.30
November 1, 2007                                       2         510,000.00             0.62
December 1, 2007                                       2         601,701.00             0.73
March 1, 2008                                          4       2,192,693.00             2.65
April 1, 2008                                          6       3,303,170.53             4.00
May 1, 2008                                           30      17,403,764.85            21.06
June 1, 2008                                          32      18,021,047.38            21.81
July 1, 2008                                          21      11,779,011.58            14.25
August 1, 2008                                        24      15,157,032.15            18.34
September 1, 2008                                     17       9,828,110.00            11.89
October 1, 2008                                        2         900,000.00             1.09
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 56 months.

                Remaining Terms of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
341 - 360                                            150     $82,644,417.61           100.00%
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                              3      $2,316,500.00             2.80%
751 - 800                                             57      29,257,983.90            35.40
701 - 750                                             56      31,852,723.54            38.54
651 - 700                                             27      15,051,516.56            18.21
601 - 650                                              7       4,165,693.61             5.04
                                               ---------   ----------------   --------------
Total:                                               150     $82,644,417.61           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Group 4 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
                                          ------------------    ----------------------
Total Outstanding Loan Balance                  $217,859,628
Total Number of Loans                                    420
Average Loan Principal Balance                      $518,713    $330,200 to $1,098,678
WA Gross Coupon                                        4.920%          3.375% to 6.250%
WA FICO                                                  737                620 to 830
WA Original Term (mos.)                                  355                120 to 360
WA Remaining Term (mos.)                                 354                118 to 360
WA OLTV                                                63.55%          19.71% to 90.00%
WA Months to First Adjustment Date                        83                  78 to 84
Gross Margin                                           2.250%
WA Rate Ceiling                                        9.920%         8.375% to 11.250%

Geographic Concentration of Mortgaged             CA   59.56%
Properties (Top 5 States) based on                VA    5.86%
the Aggregate Stated Principal Balance            FL    5.11%
                                                  MD    4.63%
                                                  DC    3.00%

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Occupancy                                        Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Primary Residence                                    401    $208,020,936.17            95.48%
Second Home                                           16       7,997,522.89             3.67
Investor Property                                      3       1,841,169.19             0.85
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Property Type                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Single Family Residence                              301    $155,829,604.15            71.53%
PUD-Detached                                          84      45,081,010.91            20.69
Condominium                                           28      13,391,344.58             6.15
PUD-Attached                                           4       1,673,732.69             0.77
3-Family                                               1         828,931.60             0.38
2-Family                                               1         620,687.23             0.28
Cooperative                                            1         434,317.09             0.20
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Purpose                                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
Refinance-Rate/Term                                  274    $143,178,510.36            65.72%
Purchase                                              93      48,711,037.58            22.36
Refinance-Cashout                                     53      25,970,080.31            11.92
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

           Geographical Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Geographic Area                                  Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
California                                           249    $129,759,851.12            59.56%
Virginia                                              26      12,764,200.25             5.86
Florida                                               20      11,142,690.90             5.11
Maryland                                              21      10,078,998.34             4.63
District of Columbia                                  12       6,535,014.20             3.00
Georgia                                               12       5,569,774.01             2.56
South Carolina                                        10       5,223,200.53             2.40
Washington                                            10       5,164,053.05             2.37
Nevada                                                 7       4,565,040.65             2.10
Texas                                                  8       4,216,753.76             1.94
North Carolina                                         7       3,128,412.52             1.44
Illinois                                               5       2,829,725.79             1.30
Missouri                                               6       2,822,062.29             1.30
Arizona                                                4       2,016,680.59             0.93
Oregon                                                 3       1,799,451.70             0.83
Massachusetts                                          3       1,422,693.06             0.65
New York                                               3       1,357,726.90             0.62
Arkansas                                               2       1,252,888.43             0.58
Kansas                                                 2       1,117,854.25             0.51
Michigan                                               2       1,060,880.36             0.49
Minnesota                                              2       1,041,695.57             0.48
New Jersey                                             1         631,089.40             0.29
Tennessee                                              1         547,741.07             0.25
Vermont                                                1         540,563.00             0.25
Pennsylvania                                           1         459,260.10             0.21
Wisconsin                                              1         411,796.03             0.19
Colorado                                               1         399,530.38             0.18
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, no more than approximately 2.49% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

                                                                                   % of
                                                                               Cut-Off Date
                                                              Aggregate       Pool Principal
                                               Number Of   Stated Principal      Balance
                                               Mortgage     Balance as of     of California
California State Distribution                    Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------   ---------   ----------------   --------------
Northern California                                  129     $67,974,468.56            52.38%
Southern California                                  120      61,785,382.56            47.62
                                               ---------   ----------------   --------------
Total:                                               249    $129,759,851.12           100.00%
                                               =========   ================   ==============

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Current Mortgage Loan Principal Balances ($)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
300,000.01 - 350,000.00                               24      $8,161,064.87             3.75%
350,000.01 - 400,000.00                               76      28,691,553.29            13.17
400,000.01 - 450,000.00                               72      30,833,855.79            14.15
450,000.01 - 500,000.00                               69      33,087,479.71            15.19
500,000.01 - 550,000.00                               46      24,288,636.00            11.15
550,000.01 - 600,000.00                               40      23,068,814.03            10.59
600,000.01 - 650,000.00                               30      18,975,346.71             8.71
650,000.01 - 700,000.00                               16      10,860,841.00             4.99
700,000.01 - 750,000.00                               14      10,100,097.50             4.64
750,000.01 - 800,000.00                                6       4,666,018.98             2.14
800,000.01 - 850,000.00                                7       5,772,264.68             2.65
850,000.01 - 900,000.00                                2       1,754,195.90             0.81
900,000.01 - 950,000.00                                4       3,698,073.79             1.70
950,000.01 - 1,000,000.00                             13      12,802,707.71             5.88
1,000,000.01 - 1,500,000.00                            1       1,098,678.29             0.50
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $518,713.

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
15.01 - 20.00                                          2        $839,983.79             0.39%
20.01 - 25.00                                          5       2,696,711.91             1.24
25.01 - 30.00                                          8       4,585,644.84             2.10
30.01 - 35.00                                         12       7,211,919.53             3.31
35.01 - 40.00                                         11       5,584,354.20             2.56
40.01 - 45.00                                         21      11,391,213.81             5.23
45.01 - 50.00                                         27      14,428,875.08             6.62
50.01 - 55.00                                         23      12,491,343.81             5.73
55.01 - 60.00                                         31      16,878,752.82             7.75
60.01 - 65.00                                         45      23,073,485.12            10.59
65.01 - 70.00                                         49      24,276,663.34            11.14
70.01 - 75.00                                         54      29,263,022.18            13.43
75.01 - 80.00                                        126      62,906,298.49            28.87
80.01 - 85.00                                          3       1,059,458.75             0.49
85.01 - 90.00                                          3       1,171,900.58             0.54
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 63.55%.

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                      Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
3.251 - 3.500                                          3      $1,667,211.04             0.77%
3.501 - 3.750                                          2         908,616.31             0.42
3.751 - 4.000                                          8       3,596,266.55             1.65
4.001 - 4.250                                         18      10,031,740.76             4.60
4.251 - 4.500                                         43      21,022,390.45             9.65
4.501 - 4.750                                         85      44,794,652.53            20.56
4.751 - 5.000                                        136      73,748,257.16            33.85
5.001 - 5.250                                         58      28,837,447.63            13.24
5.251 - 5.500                                         26      12,519,839.07             5.75
5.501 - 5.750                                         23      11,769,526.15             5.40
5.751 - 6.000                                         15       7,526,508.40             3.45
6.001 - 6.250                                          3       1,437,172.20             0.66
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 4.920%.

                   Gross Margins of the Group 4 Mortgage Loans

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Gross Margins (%)                                Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
2.250                                                420    $217,859,628.25           100.00%
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

                 Rate Ceilings of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Maximum Lifetime Mortgage Interest Rates (%)     Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
8.001 - 9.000                                         13      $6,172,093.90             2.83%
9.001 - 10.000                                       282     149,597,040.90            68.67
10.001 - 11.000                                      122      60,653,321.25            27.84
11.001 - 12.000                                        3       1,437,172.20             0.66
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 9.920%.

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
First Adjustment Date                            Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
April 1, 2010                                          2      $1,177,268.85             0.54%
July 1, 2010                                           3       1,501,553.17             0.69
August 1, 2010                                        32      17,658,318.84             8.11
September 1, 2010                                    314     163,820,547.11            75.20
October 1, 2010                                       69      33,701,940.28            15.47
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

                Remaining Terms of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                          Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
101 - 120                                              2        $758,390.21             0.35%
161 - 180                                              9       4,010,080.50             1.84
221 - 240                                              1         678,271.80             0.31
281 - 300                                              2         701,218.67             0.32
341 - 360                                            406     211,711,667.07            97.18
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 354 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                                              Aggregate            % of
                                               Number Of   Stated Principal    Cut-Off Date
                                               Mortgage     Balance as of     Pool Principal
Credit Scores                                    Loans       Cut-Off Date        Balance
--------------------------------------------   ---------   ----------------   --------------
801 - 850                                             16      $8,175,634.26             3.75%
751 - 800                                            176      92,399,478.02            42.41
701 - 750                                            135      68,543,105.09            31.46
651 - 700                                             76      39,369,399.75            18.07
601 - 650                                             17       9,372,011.13             4.30
                                               ---------   ----------------   --------------
Total:                                               420    $217,859,628.25           100.00%
                                               =========   ================   ==============

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
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